EXHIBIT 10.2

DEFOROLIMUS API AND TABLET SUPPLY AGREEMENT

THIS DEFOROLIMUS API AND TABLET SUPPLY AGREEMENT (“Agreement”), is made and entered into as of May 7, 2008 (the “Effective Date”) by and among ARIAD Pharmaceuticals, Inc. and ARIAD Gene Therapeutics, Inc., both Delaware corporations with a principal place of business at 26 Landsdowne Street, Cambridge, Massachusetts 02139 (collectively, “ARIAD”), Merck & Co., Inc., a company organized under the laws of New Jersey with offices at One Merck Drive, Whitehouse Station, New Jersey, 08889-01000, (“MERCK Parent”) and Merck and Company Incorporated, a company organized under the laws of Delaware with offices at 5307 Limestone Road, Suite 200, Wilmington, Delaware 19808 ("MACI" and, collectively with MERCK Parent, "MERCK").  ARIAD and MERCK are each hereafter referred to individually as a “Party” and together as the “Parties.”

WHEREAS, ARIAD has developed and controls certain technology and proprietary materials related to mTOR inhibitor compounds, including, without limitation, its proprietary compound, deforolimus (previously known as AP23573);

WHEREAS, MERCK is engaged in the research, development and commercialization of human therapeutics;

WHEREAS, the Parties have entered into a Collaboration Agreement dated as of July 11, 2007 (the “Collaboration Agreement”);

WHEREAS, ARIAD is currently Manufacturing Clinical Product and API for use in Clinical Trials;

WHEREAS, ARIAD desires to sell and MERCK desires to purchase API to be used by MERCK in the Manufacture of Clinical Product (after Clinical Product Transfer), Marketed Product and MERCK Product;

WHEREAS, MERCK desires to sell and ARIAD desires to purchase Marketed Product for use, sale and distribution by ARIAD in the Field in the ARIAD Territory;

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

WHEREAS, ARIAD (prior to Clinical Product Transfer) and MERCK (after Clinical Product Transfer) will supply Clinical Product for use by both Parties in Clinical Trials under the Collaboration Agreement;

WHEREAS, ARIAD, pursuant to the terms of the Collaboration Agreement, has granted to MERCK a license to use certain ARIAD Technology and ARIAD Patent Rights to Manufacture Product;

WHEREAS, ARIAD and MERCK desire to enter into this Agreement which sets forth the terms and conditions under which (i) ARIAD will supply MERCK with API and Clinical Product (prior to the Clinical Product Transfer), and (ii) MERCK will supply ARIAD with Clinical Product (after Clinical Product Transfer) and Marketed Product, in each case to be used and or sold in the Field in the Territory pursuant to the terms of the Collaboration Agreement, it being understood that this Agreement only applies to API and to Clinical Product, Marketed Product and MERCK Product in tablet form.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the Parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I.

DEFINITIONS

Terms defined in the Collaboration Agreement shall have the same meaning in this Agreement unless otherwise provided.  The following additional terms, shall have the respective meanings set forth below:

1.1. “API” means the active pharmaceutical ingredient known as AP23573 or deforolimus.

1.2. "Approved Manufacturer" shall mean any Third Party manufacturer, as the case may be (i) with which ARIAD or any of its Affiliates contracts for the Manufacture of Clinical API or Commercial API, any intermediate for API, or Clinical Product (prior to the Clinical Product Transfer), or (ii) with which MERCK or any of its Affiliates contracts for the Manufacture of Clinical Product (after the Clinical Product Transfer), Marketed Product or MERCK Product, in each case (clause (i) or (ii)) in order to fulfill its obligations under this Agreement, and which has been approved as set forth in Section 2.5(b).

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.3. “ARIAD Decision” has the meaning set forth in the Collaboration Agreement.

1.4. “ARIAD Medical Device Collaborator” means a Third Party to which ARIAD has granted or hereafter grants a license to develop and commercialize Medical Devices delivering a Collaboration Compound.

1.5. "ARIAD Territory" means the U.S. Territory unless a U.S. Commercialization Transfer has occurred in which case there will no longer be an ARIAD Territory.

1.6. “Batch” means a specific quantity of API that is of uniform character and quality and is produced during the same cycle of Manufacture using defined amounts of Materials.

1.7. “Batch Record” means, as the case may be, documentation maintained, used and completed by (i) ARIAD or  its Approved Manufacturer for a specific Batch of API or Lot of Clinical Product (prior to Clinical Product Transfer) detailing, as the case may be, the API or Clinical Product Manufacturing, or (ii) MERCK or its Approved Manufacturer for a specific Lot of Clinical Product (after Clinical Product Transfer) or Marketed Product detailing, as the case may be, the Clinical Product or Marketed Product Manufacturing, in each case (i) or (ii) in accordance with Article 8.

1.8. “Bulk Packaging” means packaging of Product in bulk drums as described in the Specifications.

1.9. "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in the Commonwealth of Massachusetts or the State of New Jersey are permitted or obligated to close.

1.10.  “Calendar Quarter” means each quarterly period consisting of three consecutive Months ending on March 31, June 30, September 30, or December 31, respectively.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.11.  “Calendar Year” means each successive period of twelve Months commencing on January 1 and ending on December 31.

1.12.  “Certificate of Analysis” means, as the case may be, the certificate provided by (i) ARIAD or its Approved Manufacturer with respect to API or Clinical Product (prior to Clinical Product Transfer), or (ii) MERCK or its Approved Manufacturer with respect to Clinical Product (after Clinical Product Transfer) or Marketed Product, that in either case (i) or (ii) meets the requirements of Section 8.1(g) or 8.2(g) as applicable.

1.13.  “Certificate of Manufacturing Compliance” means, as the case may be, a document, signed by an authorized representative of the Quality Unit of (i) ARIAD or its Approved Manufacturer, attesting that a particular Lot of Clinical Product (prior to Clinical Product Transfer) (including the API incorporated therein) or Batch of API, or (ii) MERCK or its Approved Manufacturer, attesting that a particular Lot of Clinical Product (after Clinical Product Transfer) or Marketed Product, in each case (clauses (i) or (ii)) was Manufactured in accordance with the Specified Regulatory Requirements.

1.14.  “cGMP” means current Good Manufacturing Practices that apply to the Manufacture of API, Clinical Product,  Marketed Product and MERCK Product, as set forth in (i) the United States regulations set forth under Title 21 of the United States Code of Federal Regulations, parts 210, 211 and 600-680, as may amended from time to time, as well as all applicable guidance published by the FDA from time to time, (ii) good manufacturing practices set forth in the European Community directive 2003/94/EC, Directive 2001/83/EC, all relevant implementations of such directives and relevant guidelines including Volume 4 of the Rules Governing Medicinal Products in the European Union: Medicinal Products for Human and Veterinary Use:  Good Manufacturing Practices, and (iii) all applicable ICH guidelines.  In addition, for API or Product to be Manufactured, used in Clinical Trials or sold in [***] in accordance with Section 8.3, “cGMP” shall also include current Good Manufacturing Practices that apply to the Manufacture of API or Product as set forth in all laws, rules, regulations, guidelines or requirements pertaining to manufacturing practices for API or Product of each of such jurisdictions in which such API or Product is to be Manufactured, used for Clinical Trials or sold.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.15.  "Clinical API" means API (i) used to make Clinical Product or (ii) used for any other purpose in the Development Program, whether intended for human use or not.

1.16.  "Clinical Product" means Product in Standard Delivered Form for use by MERCK and ARIAD and their Affiliates and Sublicensees in Clinical Trials, the Development Program or for other non-commercial uses.

1.17.  "Clinical Quality Agreement" means the written agreement (or agreements) to be agreed to by the holder of the Clinical Regulatory Approval, the applicable Party supplying Clinical Product (i.e., ARIAD prior to a Clinical Product Transfer and MERCK after a Clinical Product Transfer) or supplying Clinical API, setting out the quality assurance standards to be applicable to the Manufacturing process for Clinical Product or Clinical API.

1.18.  "Clinical Regulatory Approval" means permission by the applicable Regulatory Authority to conduct Clinical Trials of a Product in a country in the Territory and the document indicating that such permission has been granted.

1.19.  "Clinical Trial" has the meaning set forth in the Collaboration Agreement.

1.20.  “Commercial API” means API used to make Marketed Product or MERCK Product.

1.21.  “Commercialization Expense” has the meaning set forth in the Collaboration Agreement.

1.22.  "Commercialization Regulatory Approval" has the meaning set forth in the Collaboration Agreement.

1.23.  “Commercially Reasonable Efforts” has the meaning set forth in the Collaboration Agreement.  For clarity, when the words “commercially reasonable efforts” appear in this Agreement without capital letters, the meaning in the Collaboration Agreement shall not apply, and the words shall have their ordinary meaning in the English language.

1.24.  "Control" has the meaning set forth in the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.25.  "Delivery" means delivery of API, Clinical Product or Marketed Product or MERCK Product (in the event that ARIAD is supplying MERCK Product under Section 2.7), as the case may be, in accordance with Section 5.7, and “Delivered” has a correlative meaning.

1.26.  “Development Cost” has the meaning set forth in the Collaboration Agreement.

1.27.  "Development Program" has the meaning set forth in the Collaboration Agreement, but is limited to the Product.

1.28.  “DMF” has the meaning set forth in the Collaboration Agreement.

1.29.  “EMEA” means the European Agency for the Evaluation of Medicinal Products, sometimes referred to as the European Medicines Agency, or any successor agency.

1.30.  “FDA” has the meaning set forth in the Collaboration Agreement.

1.31.  “FDCA” has the meaning set forth in the Collaboration Agreement.

1.32.  "Field" has the meaning set forth in the Collaboration Agreement.

1.33.  “Firm Order” means a binding purchase order that complies with the requirements set forth in Section 5.3.

1.34.  "First Commercial Sale" means with respect to Product in the Territory, the first sale, transfer or disposition for value by a Party, its Affiliates or Sublicensees to a Third Party in the Territory; provided, however, that (i) any such sale to an Affiliate or Sublicensee of a Party for its territory will not constitute a First Commercial Sale unless the Affiliate or Sublicensee is the last entity in the distribution chain of the Product, and (ii) any sale in a jurisdiction for “compassionate use,” on a “named patient” basis or any similar sale for a limited number of patients prior to Commercialization Regulatory Approval in such jurisdiction will not constitute a First Commercial Sale.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.35.  “ICH” means the International Conference on Harmonization of Technical Requirements for Registration of Pharmaceuticals for Human Use.

1.36.  "Initial Period" means (a) with respect to a particular MERCK Product in the MERCK Territory, the period starting upon First Commercial Sale of such MERCK Product and lasting until [***] ([***]) years thereafter and (b) with respect to a particular Marketed Product in the ARIAD Territory, the period starting upon First Commercial Sale of such Marketed Product and lasting until [***] ([***]) years thereafter.

1.37.  “Lot” means a specific quantity of Product in tablet form that is of uniform character and quality and is produced during the same cycle of Manufacture.

1.38.  "Manufacture,” ”Manufacturing,” or “Manufactured" means (i) with respect to API, all operations in the manufacture, receipt, incoming inspections, storage and handling of Materials therefor, and the manufacturing, processing, fermentation, purification, packaging, labeling, warehousing, quality control testing (including in-process release and stability testing), and shipping thereof, and (ii) with respect to Clinical Product, Marketed Product and MERCK Product, all operations in the manufacture, receipt, incoming inspections, storage and handling of Materials therefor, and the manufacturing, formulating, packaging, labeling, warehousing, quality control testing (including in-process release and stability testing), release and shipping thereof.

1.39.  “Manufacturing Cost” means, with respect to any API, Clinical Product, Marketed Product or any intermediate of any of them, Manufactured by or on behalf of the Party responsible for Manufacturing such item as set forth herein (the "Manufacturing Party"), the Manufacturing Party's costs (including the costs associated with product testing and release activities) of Manufacturing such API, Clinical Product, Marketed Product (in Standard Delivered Form in the case of Clinical Product or Marketed Product) or intermediate of any of them in accordance with the terms of this Agreement, including the following components:

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

I.    For API, Clinical Product, Marketed Product or any intermediate of any of them Manufactured at a Manufacturing Facility owned and operated by the Manufacturing Party or its Affiliates:

A.    Direct Manufacturing Costs[***]

(i)    [***]

(ii)   [***]

(iii)   [***] that can be directly attributed to the [***], such as [***] and [***], and [***] on [***] that can be directly attributed to the [***].[***]

B.    Indirect Factory Overhead and Manufacturing Support Costs

•
(i)           Allocations of indirect factory overhead and Manufacturing support costs, such as [***] and [***] and [***] and [***], and [***].[***]Indirect overhead costs shall be allocated to [***] such as [***], and [***].  It is the intention of the Parties that the[***] and [***] at a[***] be used for [***] and that cost allocations [***] shall be made based on [***] to a [***].

II.    For API, Clinical Product, Marketed Product or any intermediate of any of them outsourced to an Approved Manufacturer:

A.    External manufacturing fees, including freight and duty

B.    Internal Manufacturing Support Costs

(i)           Allocations of the Manufacturing Party’s internal Manufacturing support costs, such as [***] and [***] and [***], and [***].  It is the intention of the Parties  that [***] and be based on [***] to [***] or any [***]of any of [***] on the [***] manufacturing support costs.

1.40.  “Manufacturing Development” has the meaning set forth in the Collaboration Agreement.

1.41.  “Manufacturing Facility” or "Facility" whether singular or plural, means, collectively and individually, the manufacturing facility or facilities disclosed in a written schedule prepared and signed by the ARIAD Co-Chair of the JMC and delivered to MERCK with respect to ARIAD (an "ARIAD Facility" or "ARIAD Manufacturing Facility") and disclosed in a written schedule prepared and signed by the MERCK Co-Chair of the JMC and delivered to ARIAD with respect to MERCK (a "MERCK Facility" or "MERCK Manufacturing Facility"), at which ARIAD or MERCK, as the case may be, Manufactures or stores, or arranges to have Manufactured or stored, API, Clinical Product, Marketed Product or MERCK Product or any intermediate thereof.  Each Party may update such schedule of its Manufacturing Facilities from time-to-time in accordance with the terms hereof.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.42.  “Manufacturing Know-How” means technology and documentation with respect to Manufacture of Clinical API, Commercial API, Clinical Product or Marketed Product, as the case may be, including but not limited to all Manufacturing know-how, such as identities of Materials, suppliers, analytical methods, quality standards, specifications, formulas, process chemistry, Manufacturing process descriptions, process flows, cycle times, process parameters, process equipment type and sizes, cleaning methods, samples, master safety data sheets, and stability reports.

1.43.  "Marketed Product" means Product in such form of tablet as the JCC may determine pursuant to Section 2.5, in Standard Delivered Form, which, if delivered in Bulk Packaging, will be further packaged for commercial sale or distribution in the ARIAD Territory by ARIAD, its Affiliates or Sublicensees.

1.44.  “Materials” means all raw materials, including without limitation, API, intermediates, excipients, components, containers, labels, and packaging materials necessary for the Manufacture of API, Clinical Product and Marketed Product.  For the avoidance of doubt, API shall not be considered a “Material” with respect to the Manufacture of API.

1.45.  “Medical Device” has the meaning set forth in the Collaboration Agreement.

1.46.  “MERCK Decision” has the meaning set forth in the Collaboration Agreement.

1.47.  "MERCK Product" means Product for commercial sale or distribution in the MERCK Territory by MERCK, its Affiliates or Sublicensees.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.48.  "MERCK Territory" shall mean the ROW Territory except in the event of a U.S. Commercialization Transfer, when it shall mean the Territory.

1.49.  “Month” means a calendar month.

1.50.  "Ordering Party" means the Party that submits a Firm Order pursuant to Section 5.3.

1.51.  "Person" has the meaning set forth in the Collaboration Agreement.

1.52.  “Placebo” means any inert dosage preparations for use in Clinical Trials in such form as the JDC determines from time to time.

1.53.  "Primary Packaged Product" means Product in packaged form as described in the Specifications.

1.54.  “Primary Packaging” means primary packaging of Product as described in the Specifications.

1.55.  “Product” has the meaning set forth in the Collaboration Agreement; provided that in this Agreement, Product shall only include products in which the Collaboration Compound is deforolimus.

1.56.  "Quality Agreement(s)" means (i) the Clinical Quality Agreement(s) with respect to Clinical API and Clinical Product, and (ii) the written agreements to be agreed upon by (a) MERCK and ARIAD with respect to MERCK's Manufacture of Marketed Product and MERCK Product, (other than with respect to Japan), (b) MERCK and ARIAD and any Approved Manufacturer of Commercial API or rapamycin used to Manufacture Commercial API, with respect to the Manufacture of rapamycin or Commercial API, and (c) MERCK, ARIAD and Banyu Pharmaceutical Co., Ltd., a company organized and existing under the laws of Japan and having its principal office at Kitanomaru Square, 13-12, Kudankita 1-chome, Chiyoda-ku, Tokyo, Japan and any Approved Manufacturer of Commercial API or rapamycin used to Manufacture Commercial API, with respect to the Manufacture of rapamycin, Commercial API, and MERCK Product (with respect to Japan).

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.57.  “Quality Assurance Systems” means the procedures (i) established by ARIAD or an Approved Manufacturer with respect to Clinical Product (prior to Clinical Product Transfer) and API to ensure that such Clinical Product and API, as the case may be, is Manufactured in compliance with the terms of this Agreement relating to the quality of such API or Clinical Product (including conformity with Specified Regulatory Requirements), any Materials, and applicable Specifications for Manufacture of Clinical Product and API and conformity with the applicable Quality Agreement(s), and (ii) established by MERCK or an Approved Manufacturer with respect to Clinical Product (after Clinical Product Transfer) and Marketed Product and MERCK Product to ensure that such Clinical Product, Marketed Product or MERCK Product, as the case may be, is Manufactured in compliance with the terms of this Agreement relating to the quality of such Product (including conformity with Specified Regulatory Requirements), any Materials, and conformity with applicable Specifications for Manufacture of Clinical Product, Marketed Product and MERCK Product and the applicable Quality Agreement(s), including, in both clauses (i) or (ii)  without limitation, processes, test methods, sampling plans, Standard Operating Procedures, and specifications for Materials.

1.58.  “Quality Unit” means the department within ARIAD, MERCK or their respective Approved Manufacturers’ organization that is responsible for implementation of the Quality Assurance Systems.

1.59.  “Regulatory Approval” has the meaning set forth in the Collaboration Agreement.

1.60.  “Regulatory Authority” has the meaning set forth in the Collaboration Agreement.

1.61.  “Regulatory Filing” has the meaning set forth in the Collaboration Agreement.

1.62.  "Related Party (ies)" means MERCK’s Affiliates, distributors and their respective Sublicensees, or ARIAD’s Affiliates, distributors and their respective Sublicensees, as applicable.

1.63.   “ROW Territory” has the meaning set forth in the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.64.  "Secondary Packaged Product" means Primary Packaged Product that has been put in Secondary Packaging as described in the Specifications.

1.65.  "Secondary Packaging" means secondary packaging of Product as described in the Specifications.

1.66.  “Specifications” means the specifications for any Clinical API, Commercial API, Clinical Product, Marketed Product or MERCK Product, as the case may be, including the Bulk Packaging, Primary Packaging and Secondary Packaging thereof, determined as set forth in Sections 4.1 and 4.2.  For clarity, the Specifications for Clinical API may be different from the Specifications for Commercial API, the Specifications for Marketed Product and MERCK Product may be different from the Specifications for Clinical Product, and the Specifications for MERCK Product may be different from the Specifications for Marketed Product.

1.67.  “Specified Regulatory Requirements” means (i) applicable cGMPs and all other applicable laws, rules, regulations, guidelines or requirements of the FDA, the EMEA, the ICH, and [***]; (ii) commencing at such time as MERCK is conducting any Clinical Trial in [***], the applicable cGMPs and all other applicable laws, rules, regulations, guidelines or requirements of [***], as appropriate, pertaining to the use of Clinical Product in a Clinical Trial in such jurisdiction; and (iii) commencing at such time as MERCK is selling MERCK Product in [***], the applicable cGMPs and all other applicable laws, rules, regulations, guidelines or requirements of [***], as appropriate, pertaining to the sale of MERCK Product in such jurisdiction.

1.68.  “Standard Delivered Form” means Product in tablet form and packaged as set forth in Section 2.4 in accordance with the applicable Specifications.

1.69.  “Standard Operating Procedures” or “SOPs” means documented and controlled written procedures established to standardize and inform personnel of accepted procedures for conducting operations involved in Manufacturing, or any other defined cGMP activity.

1.70.  “Sublicensee” has the meaning set forth in the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.71.  "Territory" has the meaning set forth in the Collaboration Agreement.

1.72.  “Third Party” has the meaning set forth in the Collaboration Agreement.

1.73.      “U.S. Commercialization Transfer” has the meaning set forth in the Collaboration Agreement.

1.74.  “U.S. Territory” has the meaning set forth in the Collaboration Agreement.

Additional Definitions.  In addition, each of the following terms has the respective meaning set forth in the Section of this Agreement indicated below:

Definition	Section

Added Regulatory Jurisdiction	8.3

API Safety Stock	3.5(a)

Approved Solution	2.6(a)(i)

ARIAD Indemnitees	12.2

ARIAD API Manufacturing Know-How	2.6(b)(i)

ARIAD API Safety Stock	3.5(a)

ARIAD Safety Stock	4.5(a)

Auditing Party	7.3(b)

Claims	12.1

Clinical Delivery Time	5.1

Clinical Product Transfer	3.1

Collaboration Agreement	third recital

Dispute Notice	2.6(a)(iii)

Disputed Product	6.4(a)

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Disputing Party	6.4(a)

Effective Date	introductory paragraph

First Delivery Month	5.2

Indemnified Party	12.4

Indemnifying Party	12.4

JMC	2.9

Live Agent	8.1(m)

Long Range Plan	5.4

Losses	12.1

Manufacturing Party	1.39

[***] Safety Stock	3.5(a)

MERCK Indemnitees	12.1

MERCK Product Manufacturing Know-How	2.6(b)(i)

MERCK API Safety Stock	3.5(a)

MERCK Safety Stock	3.5(a)

Notifying Party	2.6(a)

Ongoing Patients	2.12

Parties	introductory paragraph

Party	introductory paragraph

Proposed Solution	2.6(a)(iii)

[***] Delivery Failure	2.6(d)

Registered Technical Parameter Change	8.4

Registered Technical Parameters	8.4

Release Condition	2.6(a)(iii)

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Release Notice	2.6(a)(iii)

S&OP Team	2.5(c)

Second API Manufacturer	4.9

Standard Manufacturing Cost	7.1(b)(ii)

Supply Failure	2.6(d)

Supplying Party	2.6(a)(iii)

Term	10.1

ARTICLE II.

OBLIGATIONS AND RIGHTS OF THE PARTIES

2.1.  Engagement of MERCK as Manufacturer of Marketed Product; Manufacture of MERCK Product by MERCK.  ARIAD and/or its Affiliates hereby agree to purchase from MERCK, and MERCK agrees to supply to ARIAD or its Affiliates Marketed Product for the ARIAD Territory in accordance with the terms and conditions set forth herein.  ARIAD agrees that MERCK shall be the exclusive supplier of Marketed Product to ARIAD, unless ARIAD exercises its rights under Section 2.6.  In addition, MERCK shall be obligated to supply all MERCK Product required for sale by MERCK in the MERCK Territory pursuant to the Collaboration Agreement in accordance with the terms and conditions set forth herein.

2.2.  Engagement of ARIAD as Manufacturer of API; Manufacture of API by ARIAD.  MERCK and/or its Affiliates hereby agree to purchase from ARIAD, and ARIAD agrees to supply to MERCK or its Affiliates the Commercial API needed for MERCK, its Affiliates and its Approved Manufacturers to Manufacture Marketed Product required by ARIAD pursuant to Section 2.1, and the Commercial API required by MERCK, its Affiliates and its Approved Manufacturers to Manufacture MERCK Product, in accordance with the terms and conditions set forth herein.  MERCK agrees that ARIAD shall be the exclusive supplier of Commercial API to MERCK, its Affiliates and its Approved Manufacturers, unless MERCK exercises its rights under Section 2.6.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.3.  Supply of Clinical Product and Clinical API.  ARIAD agrees to supply Clinical Product before the Clinical Product Transfer to MERCK or its Affiliates for use by MERCK in Clinical Trials and to supply Clinical API to MERCK for the Manufacture of Clinical Product after Clinical Product Transfer, and MERCK agrees to supply Clinical Product after the Clinical Product Transfer to ARIAD or its Affiliates for use by ARIAD in Clinical Trials, in each case as set forth in Annual Global Development Plans and Article V hereof. MERCK agrees that ARIAD shall be the exclusive supplier of Clinical Product before the Clinical Product Transfer and Clinical API for the Manufacture of Clinical Product before and after Clinical Product Transfer.  ARIAD agrees that MERCK shall be the exclusive supplier of Clinical Product after the Clinical Product Transfer.

2.4.      Determination of Standard Delivered Form; Product Labels.

(a) The determination of Standard Delivered Form for Clinical Product and Marketed Product shall be made by the JDC (with input from the JMC in both cases and with input from the JCC pursuant to Section 2.3.4(d) of the Collaboration Agreement in the case of Marketed Product), as follows:

(i)           Unless otherwise determined by the JDC with input from the JMC, for Clinical Product, Standard Delivered Form shall mean Product in tablet form as determined by the JDC pursuant to Section 2.5 packaged in Primary Packaging.

(ii)           MERCK shall perform stability testing (in accordance with the Manufacturing Development sections of the Annual Global Development Plan) on Product in tablet form (as determined by the JDC pursuant to Section 2.5) stored in Bulk Packaging and shall report the results of such stability testing to the JMC and JDC

(iii)           If the JCC, with input from the JMC, determines that the results of such stability testing demonstrate sufficient bulk hold time for Standard Delivered Form for Marketed Product to be in Bulk Packaging, then for Marketed Product, Standard Delivered Form shall mean Product in such tablet form packaged in Bulk Packaging.  If the JCC, with input from the JMC, determines that the results of such stability testing do not demonstrate sufficient bulk hold time for Standard Delivered Form for Marketed Product to be in Bulk Packaging, then for Marketed Product, Standard Delivered Form shall mean Secondary Packaged Product as set forth in the Specifications for Marketed Product.  Notwithstanding the foregoing, the JCC, with input from the JMC, may determine that Standard Delivered form for some or all of Marketed Product shall be in packaging other than Bulk Packaging or Secondary Packaging, provided that such other packaging shall comply with the Specifications.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b) If Standard Delivered Form for Marketed Product is determined to be Secondary Packaged Product, MERCK will be responsible for procuring all packaging and labeling materials.  The JCC, with input from the JMC, will determine the timing and procedures for design of all labels for Marketed Product so that such labels can be produced or acquired by MERCK in a timely manner.

2.5.    Decision Making Matters under this Agreement.

(a) The determination of (i) the form of tablet of Clinical Product, MERCK Product or Marketed Product, (ii) modifications to Standard Delivered Form, and (iii) the Specifications of any API, MERCK Product, Marketed Product or Clinical Product shall be made by the JDC (in the case of Clinical Product and Clinical API) or the JCC (in the case of MERCK Product, Marketed Product and Commercial API), in both cases with input from the JMC, all in accordance with the decision-making and dispute resolution procedures in the Collaboration Agreement; provided, however, that the determination of Specifications for Secondary Packaging for MERCK Product and Primary Packaging for MERCK Product if Standard Delivered Form is Bulk Packaging shall be made by MERCK and not by the JCC.  For the avoidance of doubt, (i) matters reserved in this Agreement to a particular Party (such as the right of consent) shall not be JMC, JSC, JDC, or JCC decision-making matters, and (ii) no decision that is delegated to the JMC, JSC, JDC or JCC hereunder shall be [***] or a [***].

(b) ARIAD has previously advised MERCK in writing of the Third Parties currently Manufacturing rapamycin, API and Clinical Product under agreements with ARIAD.  The Parties agree that such Third Parties are Approved Manufacturers.  If either Party wishes to contract with a Third Party to Manufacture API, Clinical Product, Marketed Product, MERCK Product or any intermediate of any of them, it shall give written notice to the JMC which shall identify the Third Party, the items to be Manufactured by the Third Party and the Third Party’s qualifications.  The JMC shall review the information submitted and consider the approval of the Manufacture of such item by the Third Party, such approval not to be unreasonably withheld.  If the JMC does not give written notice of any objection or referral of the matter to the JSC to the proposing Party within [***] ([***]) days of receipt of written notice from the proposing Party, the JMC shall be deemed to have approved the proposed Third Party Manufacturer, which shall be an Approved Manufacturer.  If the JMC gives a written objection to the proposed Third Party Manufacturer or is unable to reach a decision within such [***] ([***]) day period, the matter shall be referred to the JSC for resolution in accordance with Section 2.1.5 of the Collaboration Agreement.  If the JSC approves the proposed Third Party manufacturer, it shall be an Approved Manufacturer.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) MERCK and ARIAD shall establish a Sales and Operations Planning Team (“S&OP Team”), with an equal (but not less than two (2)) number of representatives from each Party, who shall be persons with direct responsibility for aspects of the Manufacture and supply of API, Clinical Product, Marketed Product and MERCK Product.  Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for its previously designated representatives on the S&OP Team.  The S&OP Team shall meet monthly and address day-to-day demand management and supply performance and provide input for resolution of supply shortfalls or other supply issues.  Without limiting the foregoing, MERCK Safety Stock and ARIAD Safety Stock targets and levels shall be reviewed as part of the monthly S&OP Team meeting.  Proposed changes to any safety stock target will be submitted to the JCC for review and approval.  The S&OP Team will notify the JMC and JCC of deviations of [***] percent ([***]%) or more from target safety stock levels.  In the event of significant deviations in safety stock levels from the target, plans shall be developed by the S&OP Team to return to the target levels within [***] ([***]) days.  These plans and progress towards attainment will be communicated to the JMC and the JCC.

2.6.    Failure to Supply Commercial API or Marketed Product.  This Section 2.6 and Section 2.7 shall apply to Commercial API and Marketed Product, and not to Clinical API and Clinical Product, as set forth in Section 2.10.

(a)           (i)           If the Party being supplied (the “Notifying Party”) believes in good faith that a [***] Delivery Failure (as defined in Section 2.6(d) below) has occurred, the Notifying Party shall notify the JMC of the [***] Delivery Failure.  The JMC shall promptly determine if a [***] Delivery Failure has occurred, and if so, shall consider modifications in the Manufacture of Commercial API or Marketed Product, as the case may be, to potentially eliminate or mitigate the cause of the [***] Delivery Failure.  Each Party shall propose to the JMC and the Supplying Party all such modifications of which it is aware.  The JMC shall consider such modifications, and if (u) the JMC determines that any of such modifications that can be implemented by the Supplying Party (an “Approved Solution”) would potentially eliminate or mitigate the cause of the [***] Delivery Failure, (v) the Supplying Party agrees to implement any of the Approved Solutions, and (w) the implementation of the Approved Solution results in there being no [***] Delivery Failure as a result of the problem that caused the [***] Delivery Failure addressed by the Approved Solution in either of the [***] ([***]) Calendar Quarters following implementation of the Approved Solution, then the [***] Delivery Failure in question shall not be included in determining whether a Supply Failure has occurred.  If (x) the JMC determines that no modifications have been proposed which can be Approved Solutions, (y) the JMC determines there is one or more Approved Solutions but the Supplying Party does not agree to adopt any Approved Solution, or (z) the Supplying Party adopts an Approved Solution, but a [***] Delivery Failure occurs in either of the next [***] ([***]) Calendar Quarters as a result of the problem that caused the [***] Delivery Failure addressed by the Approved Solution, then the [***] Delivery Failure in question shall be included in determining if a Supply Failure has occurred.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(ii)           In the event there have been [***] Delivery Failures that will be included in determining if a Supply Failure has occurred (as set forth in Section 2.6(a)(i)) in any period of [***] ([***]) consecutive Calendar Quarters, and if the Notifying Party notifies the Supplying Party in writing of  a Proposed Solution (as defined below) which the Supplying Party (as defined below) does not dispute (as described in Section 2.6(a)(iii)), then the Notifying Party may begin discussions [***] or take other steps [***] the Proposed Solution, and [***] from the Notifying Party, the Supplying Party [***] of all [***] by the Supplying Party that [***] for the Notifying Party to [***] or [***].

(iii)           “Release Condition” means either (x) the undisputed occurrence of a Supply Failure (as defined in Section 2.6(d) below) and an undisputed Proposed Solution or (y) in the event of a disputed occurrence of a Supply Failure and/or a disputed Proposed Solution, a final decision (as set forth below in this Section 2.6(a)) that a Supply Failure has occurred and the Proposed Solution is acceptable.  If the Notifying Party in good faith believes that a Supply Failure has occurred, the Notifying Party shall provide written notice to the other Party (the “Supplying Party”) within [***] ([***]) days of the occurrence of the [***] Delivery Failure which is included in the determination of the  Supply Failure (the “Release Notice”).  The Release Notice shall set forth (i) the existence of such Supply Failure and (ii) a proposed modification to the Manufacture of Commercial API or Marketed Product, as the case may be, to eliminate the cause of the Supply Failure which [***] but either (i) [***] or (ii) the [***] after it has been determined by the JMC to be an Approved Solution (a “Proposed Solution”).  Upon receipt of said Release Notice, the Supplying Party shall have [***] ([***]) days to notify the Notifying Party in writing that it disputes either the Supply Failure or the Proposed Solution (including, without limitation, a dispute as to [***],  a dispute as to [***] or a dispute as to [***] is [***] that the [***] has not [***]) (the “Dispute Notice”).  If the Supplying Party delivers such Dispute Notice within the [***] ([***]) day period, the matter shall be referred to the JSC for resolution as set forth in Section 2.1.5 of the Collaboration Agreement.  If the Supplying Party does not deliver a Dispute Notice within such [***] ([***]) day period, or if the Supplying Party notifies the Notifying Party that it does not dispute either the Supply Failure or the Proposed Solution, the existence of a Release Condition shall be deemed undisputed and Notifying Party shall be entitled to proceed under Section 2.6(b).

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)           If a Release Condition is determined to have occurred in accordance with Section 2.6(a), then, upon [***] ([***]) days prior written notice to the Supplying Party given within [***] ([***]) days after the Release Condition is determined to have occurred, the Notifying Party shall have the right to Manufacture itself, through its Affiliates or by engaging an Approved Manufacturer, (i) Commercial API in the case where MERCK is the Notifying Party, or (ii) Marketed Product in the case where ARIAD is the Notifying Party, in each case in accordance with this Section 2.6.  If a Notifying Party exercises its right under this Section 2.6(b) to Manufacture Commercial API or Marketed Product, the Supplying Party shall:

(i)    (x)  If ARIAD is the Supplying Party, grant to MERCK a non-exclusive, non-transferable, non-sublicensable (except to Affiliates or Approved Manufacturers) license under ARIAD’s interest in the Licensed Patent Rights and Licensed Technology and transfer copies of all Manufacturing Know-How Controlled by ARIAD and embodying such Licensed Technology and Licensed Patent Rights that are at the time of the Release Notice being used by ARIAD, its Affiliates or its Approved Manufacturers to Manufacture Commercial API, (the "ARIAD API Manufacturing Know-How") solely to Manufacture or have Manufactured by MERCK, its Affiliates or their or Approved Manufacturer(s), Commercial API for use in the Manufacture of Marketed Product and MERCK Product or as otherwise permitted hereunder or under the Collaboration Agreement, or (y) if MERCK is the Supplying Party, grant to ARIAD a non-exclusive, non-transferable, non-sublicensable (except to Affiliates or Approved Manufacturers) license under MERCK's interest in the MERCK Technology and MERCK Patent rights and transfer copies of all Manufacturing Know-How Controlled by MERCK and embodying such MERCK Technology and MERCK Patent Rights that are at the time of the Release Notice being used by MERCK, its Affiliates or its Approved Manufacturers to Manufacture Marketed Product (to the extent set forth in Section 2.7) (the "MERCK Product Manufacturing Know-How") solely to Manufacture or have Manufactured by ARIAD, its Affiliates or their Approved Manufacturer(s), Marketed Product or as otherwise permitted hereunder or under the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

All information and materials provided pursuant to this Section 2.6 and all ARIAD API Manufacturing Know-How or MERCK Product Manufacturing Know-How, as the case may be, in the possession of the Notifying Party, its Affiliates or their Approved Manufacturer(s) shall be subject to the provisions of Article XI below, and shall be used only by the Notifying Party, its Affiliates or its Approved Manufacturers for the sole purpose of (x) Manufacturing Marketed Product (and MERCK Product to the extent set forth in Section 2.7) when ARIAD is the Notifying Party, or (y) Manufacturing Commercial API when MERCK is the Notifying Party, in each case (x) or (y) for use and/or sale by the applicable Notifying Party, its Affiliates and Approved Manufacturers as permitted hereunder or under the Collaboration Agreement strictly in accordance with the terms and conditions of the Collaboration Agreement and this Agreement.

(ii)    At the Notifying Party’s reasonable request, promptly make available to the Notifying Party or any Approved Manufacturer(s) selected by the Notifying Party a reasonable number of appropriately trained personnel to provide, on a mutually convenient timetable, technical assistance in the transfer of ARIAD API Manufacturing Know-How or MERCK Product Manufacturing Know-How, as the case may be, to the applicable Notifying Party.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(iii)    Use commercially reasonable efforts to promptly assist the Notifying Party in obtaining all necessary Regulatory Approvals and/or modifying existing Regulatory Approvals for the Manufacture of Marketed Product, MERCK Product to the extent set forth in Section 2.7 or Commercial API, as the case may be, by the Notifying Party, its Affiliates or such Approved Manufacturer(s).

(iv)    Cooperate with the Notifying Party, cause its Affiliates to cooperate with the Notifying Party and use commercially reasonable efforts to cause its Approved Manufacturers to cooperate with the Notifying Party in order to accomplish the transfer to the Notifying Party of similar rights as held by the Supplying Party or its Affiliates under its Approved Manufacturer agreements.

(v)    To the extent permitted by applicable law and regulations, allow the Notifying Party, its Affiliates or such Approved Manufacturer(s) to cross reference the Supplying Party’s or its suppliers’ DMFs or such other regulatory submissions controlled by the Supplying Party applicable to the applicable Materials, Commercial API, Marketed Product or MERCK Product, as the case may be, if any; provide the Notifying Party with the information with respect to such Commercial API, Marketed Product, MERCK Product and Materials, to the extent necessary for registering the Notifying Party’s Facility as an approved Manufacturing site for Commercial API, Marketed Product, or MERCK Product, as the case may be, and to otherwise reasonably enable the Notifying Party to exercise, as expeditiously as possible, its Manufacturing rights under this Section 2.6; and, at the request of the Notifying Party, use commercially reasonable efforts to cause its suppliers to supply to the Notifying Party any applicable Materials required by the Notifying Party to Manufacture Commercial API, Marketed Product, or MERCK Product, as the case may be, on substantially the same terms and conditions as are applicable to the supply of such Materials to the Supplying Party.  The Notifying Party’s exercise of its rights under this Section 2.6 shall be the sole remedy of the Notifying Party at law or in equity in the event of any failure to supply Commercial API or Marketed Product, as the case may be, hereunder.

(vi)    [***] costs incurred by the [***] to [***] or by the [***] to [***], other than (in either case) the cost of building or acquiring facilities and the cost of building or acquiring capital equipment (it being understood that [***] or [***] of such facilities and capital equipment may be included in Manufacturing Costs as set forth in Section 1.39), shall be [***] under the [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c)    Notwithstanding the Notifying Party’s exercise of its rights to Manufacture the Commercial API or Marketed Product, as the case may be, pursuant to Section 2.6(b) (i) the Supplying Party shall continue to have the right (including under licenses from the Notifying Party) to Manufacture any Commercial API or Marketed Product, as the case may be, and to the extent the Supplying Party is able to Manufacture any Commercial API or Marketed Product, as the case may be, the Notifying Party may, in its discretion, purchase from Supplying Party Commercial API or Marketed Product, as the case may be, in accordance with the terms and conditions of this Agreement until such time as the Notifying Party or the Approved Manufacturer(s) selected by Notifying Party is able to Manufacture all of its requirements of Commercial API or Marketed Product in accordance with Specified Regulatory Requirements and the Specifications. In such event, the Notifying Party shall pay the Manufacturing Cost for the quantities of Commercial API or Marketed Product purchased from the Supplying Party on the terms set forth herein.  For the avoidance of doubt, in the event Notifying Party elects to Manufacture or have Manufactured the Commercial API or Marketed Product, as the case may be, pursuant to this Section 2.6, Notifying Party shall not be obligated to pay to the Supplying Party any consideration under this Agreement with respect to the Commercial API or Marketed Product, as the case may be, so Manufactured by Notifying Party, its Affiliates or its Approved Manufacturer(s).

(d)     A “Supply Failure” shall occur if the Supplying Party fails to supply by  the specified delivery dates set forth in Firm Orders at least [***] percent ([***]%) of the aggregate quantity (not including any excess quantities requested by the Notifying Party) of  Commercial API or Marketed Product, as the case may be,  specified in all such Firm Orders submitted by the Notifying Party in accordance with Section 5.3 during a [***], meeting the warranties set forth in Section 6.1 (when ARIAD is the Manufacturing Party) or Section 6.2 (when MERCK is the Manufacturing Party) in any [***] ([***]) out of [***] ([***]) consecutive Calendar Quarters (such failure in any [***] being referred to herein as a “[***] Delivery Failure”).   For clarity, any [***] Delivery Failure caused by a shortage of any Materials normally purchased by the Supplying Party from a Third Party, or because an Approved Manufacturer is not supplying API or Marketed Product or any intermediate thereof in conformity with the requirements of this Agreement, shall be included in determining whether a Supply Failure has occurred unless  such [***] Delivery Failure is excluded pursuant to Section 2.6(a)(i).

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e)    In the event that MERCK initiates the Manufacture of Commercial API pursuant to this Section 2.6 and makes any improvements to the Manufacture of Commercial API and such improvements would be treated as Product Technology under the Collaboration Agreement, then MERCK shall transfer all right, title and interest in such improvements to ARIAD and such improvements shall be subject to the licenses granted to MERCK under the Collaboration Agreement.  If such improvements would not be treated as Product Technology under the Collaboration Agreement, MERCK shall grant to ARIAD a perpetual, non-exclusive, royalty-fee, worldwide license with the right to grant sublicenses to such improvements that are made by MERCK during the term of this Agreement and during the [***] ([***]) year period following termination of this Agreement.

2.7.    Sale of Commercial API or Marketed Product by the Notifying Party to the Supplying Party.

(a)           If the Notifying Party exercises the right to Manufacture Commercial API or Marketed Product, as the case may be, or have Commercial API or Marketed Product Manufactured pursuant to Section 2.6, then the Supplying Party shall have the right to purchase from the Notifying Party Commercial API or Marketed Product, as applicable, at the Manufacturing Cost thereof (i) in the case of the purchase of Commercial API by ARIAD, for use and sale in the Field in the ARIAD Territory and for sale by ARIAD to any ARIAD Medical Device Collaborators for use and sale in the field of Medical Devices (it being understood that, at ARIAD’s request, MERCK will ship Commercial API purchased by ARIAD directly to ARIAD’s Medical Device Collaborators) (for clarity, if MERCK exercises the right to Manufacture Commercial API then API supplied by MERCK to ARIAD for use in the Development Program shall be treated as Clinical API hereunder and Commercial API supplied by MERCK shall only be used for sale by ARIAD to ARIAD Medical Device Collaborators), or (ii) in the case of the purchase of Marketed Product by MERCK, for use and sale in the Field in the MERCK Territory, in each case pursuant to, or as permitted by, the Collaboration Agreement; provided, however, that the Notifying Party shall not be obligated to supply Commercial API or Marketed Product to the Supplying Party until the Notifying Party is able to Manufacture all of the Notifying Party's requirements of Commercial API or Marketed Product in accordance with the Specifications and the Specified Regulatory Requirements, and the Notifying Party shall be obligated to supply Commercial API or Marketed Product only to the extent the Notifying Party has the capacity to supply the Supplying Party and, if the Notifying Party agrees to increase capacity to supply the Supplying Party, any costs incurred by the Notifying Party to increase its capacity shall be treated as a Development Cost.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

If the Supplying Party wishes to so purchase Commercial API or Marketed Product, as the case may be, the Supplying Party shall give [***] days ([***]) days advance written notice of such desire to the Notifying Party, whereupon to the extent the Notifying Party has the capacity to supply the Supplying Party, the terms of this Agreement and the applicable Quality Agreement(s) shall apply to the Parties with their roles reversed; in such case the words “MERCK” and “ARIAD” shall be deemed to be interchanged, (except for such references in Section 2.7 (a) (i) to the Sale of Commercial API to ARIAD's Medical Device Collaborators in which case such references to ARIAD shall not be interchanged with references to MERCK) and all rights and obligations of Supplying Party shall become rights and obligations of the Notifying Party, and all rights and obligations of the Notifying Party shall become rights and obligations of the Supplying Party under both this Agreement and the applicable Quality Agreement(s) (i.e., MERCK shall be the supplier of Commercial API, or ARIAD shall be the supplier of Marketed Product); provided, however, that the exclusivity commitments in Sections 2.1 and 2.2 shall not apply to the Parties with their roles reversed.  For the avoidance of doubt, “Marketed Product” supplied to MERCK by ARIAD pursuant to this Section 2.7 shall be “MERCK Product” for sale in the MERCK Territory and accordingly, if ARIAD supplies Product to MERCK for sale in the MERCK Territory, references in such case to “Marketed Product” (including without limitation references to “Marketed Product” with respect to warranties and warranty claims in Article VI)   shall be deemed to be references to MERCK Product, provided that ARIAD shall have no obligation to supply MERCK Product except in such form of tablet for Marketed Product as the JCC may determine pursuant to Section 2.5, in Standard Delivered Form, which, if delivered in Bulk Packaging, will be further Primary Packaged and Secondary Packaged by MERCK, its Affiliates or Approved Manufacturers.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)           If ARIAD is the Supplying Party, and ARIAD desires to purchase from MERCK Commercial API for sale to any ARIAD Medical Device Collaborator(s) for use and sale in the field of Medical Devices after MERCK exercises its right to Manufacture Commercial API pursuant to Section 2.6, then (i) if MERCK outsources the Manufacture of Commercial API or key intermediates for Manufacture of Commercial API to an Approved Manufacturer, MERCK shall use commercially reasonable efforts to cause such Approved Manufacturer, to agree with ARIAD to sell Commercial API or such key intermediates for Manufacture of Commercial API (meeting the same Specifications as the Commercial API or key intermediates sold to MERCK for use in Marketed Product and MERCK Product) to ARIAD at [***] price [***] Commercial API or key intermediates for Manufacture of Commercial API to MERCK or at such other price as ARIAD and such Approved Manufacturer may agree upon, and (ii) if (a) MERCK or its Affiliates Manufactures Commercial API, or (b) ARIAD and the Approved Manufacturer do not agree on the sale to ARIAD of Commercial API or key intermediates for the Manufacture of Commercial API, then, subject to ARIAD’s indemnification as set forth in Section 12.3, MERCK shall supply Commercial API or such key intermediates to ARIAD at [***] for sale by ARIAD to ARIAD Medical Device Collaborators; provided, that in no event will MERCK be required to supply to ARIAD for sale to its Medical Device Collaborators in any Calendar Year, more than [***] percent ([***]%) of the total amount of Commercial API or such key intermediate Manufactured by MERCK or purchased by MERCK from Approved Manufacturers in such Calendar Year.  For clarity, any Commercial API supplied by MERCK to ARIAD for sale to ARIAD’s Medical Device Collaborators shall be the same as the Commercial API used in the Manufacture of Marketed Product and MERCK Product.  MERCK shall have no obligation to modify Commercial API or make any changes in the Manufacture of Commercial API to comply with requirements of ARIAD’s Medical Device Collaborators.

(c)           If ARIAD purchases Commercial API from MERCK for sale by ARIAD to any ARIAD Medical Device Collaborator(s), then if ARIAD becomes aware of any Adverse Event or other safety issue reportable to any Regulatory Authority relating to the use of any Medical Device Manufactured by any ARIAD Medical Device Collaborator containing Commercial API, ARIAD shall notify the JDC and MERCK and furnish to the JDC and MERCK, in accordance with the provisions applicable to [***] under the [***] approved by the JDC, as amended from time-to-time, such information with respect thereto as (i) ARIAD  possesses and can properly disclose to MERCK and the JDC; provided however that in the event that ARIAD cannot properly disclose (due to confidentiality and/or privacy issues with third parties) that ARIAD will use commercially reasonable efforts to obtain consent from such third party for such disclosure; or (ii) is required by applicable law to disclose.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.8.    ARIAD Medical Device Collaborators.  ARIAD has advised MERCK that ARIAD has granted to the ARIAD Medical Device Collaborators, and may hereafter grant to future ARIAD Medical Device Collaborators, (i) a right to reference all DMFs filed by ARIAD or its collaborators (including MERCK, its Affiliates and its Approved Manufacturers) relating to the use of API in cancer or other indications, and (ii) in the event ARIAD fails to supply API to any such ARIAD Medical Device Collaborator, a right to have access to, and a copy of, all such DMFs and a right to use all technology included therein for the manufacture of API solely for use in Medical Devices.  MERCK hereby agrees that, to the extent permitted by applicable law and regulations, in the event MERCK or any Affiliate or Approved Manufacturer of MERCK files any DMF for the Manufacture of API with any regulatory authority, MERCK will [***] (and will [***] or [***] to [***]) to such DMF to [***] and a [***] all [***] for the [***] solely for use of [***], and that in the event ARIAD is [***] to [***], any such DMF to any of the [***], MERCK will [***] of such DMF to [***] (if it has not already done so) and [***] and [***] to [***] of such DMF to [***] and hereby [***]D (and will [***] and [***] to [***]) to [***] to each of the [***].

2.9.    Joint Manufacturing Committee.  Pursuant to Section 2.4 of the Collaboration Agreement the Parties have established a Joint Manufacturing Committee (“JMC”) for the Collaboration.  For convenience, the provisions of Section 2.4 of the Collaboration Agreement are set forth in Schedule 2.9 of this Agreement, together with a list of additional responsibilities given to the JMC in this Agreement, which schedule shall be automatically updated if any amendments are made to Section 2.4 of the Collaboration Agreement to conform to such amendments.

2.10.    Supply of Clinical Product and Clinical API.  The Parties shall use Commercially Reasonable Efforts to supply Clinical API and Clinical Product in accordance with this Agreement.  The supply of Clinical API and Clinical Product shall be governed by this Agreement, except that the provisions of Sections 2.6 and 2.7 shall not apply to the Manufacture and supply of Clinical API and Clinical Product.  The failure or inability to supply Clinical API or Clinical Product (i) shall not be a breach of this Agreement and (ii) shall not be a breach of the Collaboration Agreement.  In addition, unless otherwise agreed to by the Parties, ARIAD shall be responsible for the Manufacture of Product for use in Clinical Trials in any form other than tablets pursuant to Section 3.6.1 of the Collaboration Agreement unless and until an amendment to this Agreement or an additional supply agreement is negotiated and executed.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.11.    Manufacturing Oversight.

(a) Each Party shall use its Commercially Reasonable Efforts to (i) in the case of MERCK, maximize the Manufacturing yields with respect to Marketed Product and minimize the loss of Marketed Product, (ii) in the case of ARIAD, to maximize the Manufacturing yields with respect to API and key Materials and minimize the loss of API and key Materials, and (iii) assist the other Party in such efforts to maximize Manufacturing yields and minimize losses, including, without limitation, by providing access to relevant expertise and technology.  Further, at least annually, the JMC will review the aggregate yield data with respect to the Manufacture of the API and Product and key Materials, and discuss whether the Manufacturing yields with respect to API and Product and key Materials are at levels reasonably expected by the JMC and any other specific yield issues raised by the JMC.  If, in the JMC’s determination, there is any yield-related issue with respect to the Manufacture of API, key Materials or Product, as the case may be, that requires further Development, the JMC shall (x) conduct an assessment to determine the factors causing such Manufacturing yields to be less than reasonably expected; and (y) communicate the outcome of such assessment to both Parties as soon as reasonably possible; and the Manufacturing Party, with the assistance of the other Party (including, without limitation, by providing access to relevant expertise and technology licensed to the other Party pursuant to Section 6.1.1(c) or Section 6.1.2(c) of the Collaboration Agreement) shall implement a Manufacturing Development program, as approved by the JMC, to attempt to improve such Manufacturing yields.

(b) Each Party shall [***] to [***]in their [***] with their [***] that such [***] at least a [***] of the [***] with [***] in the [***] by such [***].  Only those costs that are [***] by the [***] and are [***] in the [***]by the [***] in accordance with [***] shall be [***] by the[***] as part of the calculation of the Manufacturing Cost.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.12.    Territory-Wide Shortage.  The Parties acknowledge that due to the nature of the Product, in the event of a shortage of supply of Product or Materials needed to Manufacture Product, it is important to endeavour to keep patients who are being treated using Product for Cancer Indications (as defined in the Collaboration Agreement) as of the date of the applicable shortage (the "Ongoing Patients") on such Product during the shortage. Accordingly, the Parties agree that in the event of a shortage of Product or Materials needed to Manufacture Product, the available Product and Materials shall first be allocated, as determined by the JCC, to satisfy the need for Product for the Ongoing Patients and thereafter shall be allocated in accordance with Section 3.7 or Section 4.7, as applicable.

2.13.    Quality Agreements.  The Parties will enter into applicable Quality Agreement(s) (i) as soon as practicable after the Clinical Product Transfer with respect to each of rapamycin for use in Clinical API, Clinical Product and Commercial API, (ii) prior to commencement of validation runs for Marketed Product or MERCK Product, with respect to applicable Quality Agreements for Commercial API, Marketed Product and MERCK Product, and (iii) as soon as practicable with respect to rapamycin for use in Commercial API, or in any case (clauses (i) (ii) or (iii)), such other date mutually agreed to by the Parties.

2.14.    Use of API and Product.  Except for sales of API by ARIAD to ARIAD Medical Device Collaborators as set forth in Section 2.7, API, Clinical Product, Marketed Product or MERCK Product supplied hereunder or Manufactured using API supplied hereunder may only be used in Permitted Pre-clinical Research, for Clinical Trials for Cancer Indications or for commercial sale for Cancer Indications, all in accordance with the Collaboration Agreement.  If the Parties agree to conduct Clinical Trials or permit commercial sale for a Non-Cancer Indication pursuant to Section 3.1.2(c) of the Collaboration Agreement then the parties shall negotiate and execute an amendment to this Agreement containing any different or additional provisions relating specifically to the supply of API and Product for use in Clinical Trials or commercial sale for such Non-Cancer Indication.

ARTICLE III.

SUPPLY AND MANUFACTURE OF CLINICAL PRODUCT AND MARKETED PRODUCT BY MERCK

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3.1.    MERCK's Obligation to Manufacture Clinical Product.  As of the Effective Date, the Parties recognize that ARIAD Manufactures the Territory's requirements of Clinical Product, other forms of Product for use in Clinical Trials and Placebo.  The Parties desire that MERCK assume the Manufacture of Clinical Product and Placebo as soon as practicable and be ready to Manufacture Marketed Product prior to receipt of the first Commercialization Regulatory Approval for such Product.  ARIAD shall, within [***] ([***]) days of the Effective Date or as otherwise agreed by the Parties, make available to MERCK the Manufacturing Know-How Controlled by ARIAD for Clinical Product, as well as any available Manufacturing Know-How Controlled by ARIAD for Marketed Product and the support set forth in Section 2.6(b) in accordance with such Section's terms, notwithstanding that a Release Condition which would require ARIAD to do so has not occurred. MERCK and ARIAD shall use their commercially reasonable efforts to expeditiously accomplish the transfer of Manufacturing responsibility for Clinical Product to MERCK.  After (i) the JDC, with input from the JMC, makes changes to the initial Specifications for Clinical Product, (ii) the Parties agree that MERCK is capable and ready to Manufacture Clinical Product, and (iii) all applicable regulatory filings have been made and Regulatory Approvals, to the extent required, have been obtained, then MERCK shall commence Manufacture and supply of Clinical Product and Placebo in accordance with the terms of this Agreement ("Clinical Product Transfer").  The Parties acknowledge that MERCK shall not be responsible for Manufacturing Marketed Product, Clinical Product and Placebo until a Clinical Product Transfer has occurred and the JDC, with input from the JMC, has determined the Specifications for Clinical Product.  Failure of ARIAD to provide Manufacturing Know-How Controlled by ARIAD with respect to Clinical Product shall release MERCK of its responsibilities to Manufacture and supply Clinical Product and Marketed Product, as applicable under this Agreement, until MERCK has received such Manufacturing Know-How, and the Parties have taken the necessary actions in order to effect a Clinical Product Transfer.  Costs affecting the Clinical Product Transfer shall be Development Costs under the Collaboration Agreement and allocated as set forth in Section 3.12.1 of the Collaboration Agreement.

3.2.    Specifications.  The JCC, with input from the JDC and JMC, shall develop the applicable Specifications for Marketed Product and MERCK Product for the Territory prior to filing of the first application for Commercialization Regulatory Approval for a particular Product as set forth in Section 4.2; provided, however, that the determination of Specifications for Secondary Packaging for MERCK Product and Primary Packaging for MERCK Product if Standard Delivered Form is Bulk Packaging shall be made by MERCK and not by the JCC.  Costs associated with the development of the Specifications shall be treated as Development Costs and allocated as set forth in Section 3.12.1 of the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3.3.    Requirements.  Except as otherwise provided herein, ARIAD shall purchase all of its requirements for Marketed Product and acquire all its requirements for Clinical Product (after Clinical Product Transfer) from MERCK during the Term.

3.4.    Materials and Packaging Components.  Subject to Section 8.4, MERCK, its Affiliates or any Approved Manufacturer shall purchase all Materials and other items of any nature whatsoever that MERCK, its Affiliates or such Approved Manufacturers may use in Manufacturing Clinical Product or Marketed Product, as the case may be, for supply to ARIAD hereunder.  All right, title and interest in and to such items, and in and to all work-in-process incorporating such items, shall remain the sole property of MERCK, its Affiliates or such Approved Manufacturers; provided, however, that any Materials that contain the name of ARIAD or its Affiliates, proprietary logos or trademarks of ARIAD or its Affiliates or anything similar shall not be used other than for Clinical Product or Marketed Product supplied by MERCK to ARIAD under this Agreement or for MERCK Product in accordance with the Collaboration Agreement.

3.5.    Safety Stock.

(a) Subject to Section 2.5(c), starting with the date of Launch of a Marketed Product or a MERCK Product, as the case may be, during the Term of this Agreement, MERCK agrees to maintain (or cause any of its Approved Manufacturers to maintain) at all times (i) [***] ([***]) Months of MERCK Product necessary to fulfill MERCK's and its Related Parties requirements of MERCK Product based upon MERCK’s most recently updated Forecast for MERCK Product, (ii) [***] ([***]) Months of Commercial API necessary to fulfill MERCK's requirements to Manufacture MERCK Product for the MERCK Territory (“MERCK API Safety Stock”) based upon MERCK’s most recently updated Forecast for Commercial API and MERCK Product, (iii) [***] ([***]) Months of Commercial API necessary to fulfill MERCK’s requirements to Manufacture ARIAD’s and its Related Parties’ requirements of Marketed Product for the ARIAD Territory (“ARIAD API Safety Stock”) based upon ARIAD’s most recently updated Forecast for Marketed Product provided pursuant to Section 5.2, and (iv) in addition, if MERCK is supplying Commercial API to ARIAD for sale to any [***] pursuant to Section 2.7(b)(ii), then starting with the launch of the first [***] by an [***], MERCK will maintain [***] ([***]) Months of Commercial API necessary to fulfill ARIAD’s requirements to supply Commercial API to [***] based on ARIAD’s most recently updated Forecast for Commercial API for supply to [***] (“[***] Safety Stock”), (the MERCK API Safety Stock, the ARIAD API Safety Stock and the [***] Safety Stock being collectively referred to herein as the “API Safety Stock” and the API Safety Stock and the safety stock of MERCK Product in clause (i) being referred to herein collectively as the "MERCK Safety Stock”).

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

MERCK may, upon written notice to ARIAD, if approved by the JCC (with input from the S&OP Team and the JMC) in the case of MERCK Product or Commercial API for Manufacture of MERCK Product, elect to hold a lesser or greater amount of MERCK Safety Stock after due consideration by the JCC of market demand and the existing supply chain.  The cost of maintaining the safety stock of MERCK Product and MERCK API Safety Stock shall be borne by MERCK, and the cost of maintaining the ARIAD API Safety Stock shall be a [***] in the ARIAD Territory.  ARIAD shall bear the risk of loss of the ARIAD API Safety Stock, it being understood that any cost resulting from a loss of ARIAD API Safety Stock shall be a [***] in the ARIAD Territory and shall be included in the determination of Operating Income (Loss) in the ARIAD Territory.  The cost of maintaining the [***] Safety Stock shall be borne by ARIAD and ARIAD shall bear the risk of loss of the [***] Safety Stock.  The MERCK API Safety Stock, the ARIAD API Safety Stock and the [***] Safety Stock may be commingled by MERCK, in which event (i) MERCK shall bear the cost and risk of loss of the pro-rata portion of the commingled API Safety Stock determined by dividing the amount of MERCK API Safety Stock by the amount of the total API Safety Stock, (ii) ARIAD shall bear the cost and risk of loss of the pro-rata portion of the commingled API Safety Stock determined by dividing the amount of ARIAD API Safety Stock by the amount of the total API Safety Stock, which shall be a [***] in the ARIAD Territory and be included in the determination of Operating Income (Loss), and (iii) ARIAD shall bear the cost and risk of loss of the pro-rata portion of the commingled API Safety Stock determined by dividing the amount of [***] Safety Stock by the total API Safety Stock.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b) The MERCK Safety Stock shall be stored in accordance with the Specified Regulatory Requirements at one or more MERCK Facilities.  MERCK shall rotate the API Safety Stock and the safety stock of MERCK Product on a "First Expiry-First Out" basis for routine fulfillment of its requirements for MERCK Product in the MERCK Territory and for Manufacture of MERCK Product and Marketed Product and supply of Commercial API to ARIAD for sale to ARIAD’s Medical Device Collaborators.  MERCK shall not be obligated to use MERCK Safety Stock of MERCK Product to supply the ARIAD Territory.

(c) In the event ARIAD is not able to supply Commercial API to fill any Firm Order for any reason, MERCK shall draw upon the API Safety Stock to make up for any shortfall.  No later than [***] ([***]) days after the end of each Calendar Quarter, MERCK shall deliver a report to ARIAD describing the quantities of each category of API Safety Stock and the Safety Stock of MERCK Product remaining as of the end of such Calendar Quarter, the retest date for such API Safety Stock and the shelf life of such MERCK Safety Stock.

3.6.    Manufacturing Capacity. During the Term of this Agreement, MERCK shall allocate (or use commercially reasonable efforts to cause its Approved Manufacturers to allocate) sufficient Manufacturing resources of MERCK, its Affiliates and its Approved Manufacturers in order to meet ARIAD's requirements of Clinical Product (after Clinical Product Transfer) and Marketed Product in accordance with Article V of this Agreement.

3.7.    Shortage of Supply.  In the event that at any time, MERCK foresees that it will be unable to supply in whole or in part, the quantity of Clinical Product as determined by the JDC (after Clinical Product Transfer) or the quantity of Marketed Product in a Firm Order, in either case by the applicable delivery date, for any reason, including as a result of a Force Majeure event, MERCK shall notify ARIAD and the S&OP Team of such inability to supply as soon as possible, the reasons therefor and the date such inability is expected to end, and the quantities of Clinical Product and Marketed Product available during such period.  The S&OP Team shall consider the shortfall and solutions for remedying the shortfall.  Prior to first Commercialization Regulatory Approval in the United States for a Product, the JDC, with input from the JMC, shall determine the amount of the Materials and/or resources to be allocated to Clinical Product.  Thereafter, the JCC, with input from the JMC, shall determine the amount of the Materials and/or resources to be allocated to Clinical Product.  The JDC shall, at all times, determine the use of available Clinical Product.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

MERCK shall notify ARIAD of the proposed amount of the Materials and/or resources to be allocated to Marketed Product in the event such inability is caused by a shortage of Materials and/or resources required for the Manufacture of Marketed Product and MERCK Product.  The calculation and basis for the allocation of Materials and/or resources to Marketed Product shall be included in the notice to ARIAD.  Subject to Section 2.12, such allocation shall be no less than ARIAD’s pro rata share of the amount of Materials and/or resources available to MERCK for Manufacture of Marketed Product and MERCK Product, based on (i) in the case of Marketed Product required during the Initial Period of such Marketed Product, the prospective volume forecasts of ARIAD for  Marketed Product for the upcoming [***] ([***]) Month period and forecasted volume of sales  by MERCK for MERCK Product, and (ii) in the case of Marketed Product required after the Initial Period of such Marketed Product, the past ([***]) Month volume of sales  of Marketed Product to ARIAD, and the past ([***]) Month volume of sales by MERCK of MERCK Product. In making any such allocation, MERCK shall not give any priority to its own requirements or those of its Affiliates, Related Parties or other customers.

3.8.    Product Expiry.  MERCK shall Deliver to ARIAD Marketed Product that, at the time of Delivery to ARIAD, has a minimum of [***] percent ([***]%) of shelf life as set forth in the applicable Specifications at the time of its Manufacture remaining; provided, that if MERCK has quantities of Marketed Product with less than [***] percent ([***]%) of such shelf life remaining, MERCK may notify ARIAD and the Parties will discuss the possible use of such Marketed Product.  Neither Party will unreasonably withhold consent for a commercially reasonable use proposed by the other Party that complies with all Specified Regulatory Requirements in the jurisdiction in which the Marketed Product is proposed to be used.  Furthermore, MERCK will use commercially reasonable efforts to perform studies intended to extend shelf life as determined by the JMC.  The Development Cost of these studies shall be borne equally by the Parties unless they are specifically required for the MERCK Territory, in which event they shall be borne by MERCK.

ARTICLE IV.

SUPPLY AND MANUFACTURE OF API BY ARIAD AND CLINICAL PRODUCT BY ARIAD (BEFORE CLINICAL PRODUCT TRANSFER)

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4.1.    Specifications for Clinical API and Clinical Product.  The initial Specifications for Clinical API and Clinical Product shall be agreed upon by the Parties and set forth in writing signed by the Co-Chairs of the JDC.  Any proposed changes to the Specifications for Clinical API or Clinical Product shall be presented to the JDC for review and approval by the JDC with input from the JMC; provided, that no changes may be made to the Specifications for Clinical Product for use in the ongoing Phase 3 SUCCEED Clinical Trial being conducted by ARIAD.  The approved Specifications incorporating such changes shall be set forth in writing and signed by the Co-Chairs of the JDC.

4.2.    Specifications for Commercial API and Commercial Product.  Any proposed changes to the Specifications for Clinical API or Clinical Product to adapt them to be the specifications for Commercial API and for Marketed Product and MERCK Product shall be presented to the JCC for review and approval by the JCC with input from the JMC.  The JCC will use commercially reasonable efforts to cause the Specifications to comply with all applicable cGMPs, laws, rules, regulations, guidelines and requirements of [***].  The approved [***] for [***] and for [***] and [***] incorporating such [***] shall be set forth in writing and signed by the Co-Chairs of the JCC.  Any [***] to the [***] for [***], [***] or [***] shall be presented to the JCC for review and approval by the JCC with input from the JMC.  The approved [***] such [***] shall be set forth in writing and signed by the Co-Chairs of the JCC.  Notwithstanding the foregoing, the determination of Specifications for Secondary Packaging for MERCK Product and Primary Packaging for MERCK Product if Standard Delivered Form is Bulk Packaging shall be made by MERCK and not by the JCC.

Costs associated with the development of the Specifications shall be treated as Development Costs and allocated as set forth in Section 3.12.1 of the Collaboration Agreement.

4.3.    Requirements.  Except as otherwise provided herein, MERCK shall, during the Term, (i) acquire from ARIAD all of the Clinical API needed by MERCK to Manufacture and supply Clinical Product (after Clinical Product Transfer), (ii) acquire from ARIAD all its requirements of Clinical Product (prior to Clinical Product Transfer), and (iii) purchase from ARIAD all Commercial API needed to Manufacture and supply all Marketed Product ordered by ARIAD and to Manufacture all MERCK Product for sale in the MERCK Territory, in each case pursuant to the terms of this Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4.4.    Materials and Packaging Components.

(a) Subject to Section 8.4, ARIAD, its Affiliates or any Approved Manufacturer shall purchase all Materials and other items of any nature whatsoever that ARIAD, its Affiliates or such Approved Manufacturer may use in Manufacturing API or Clinical Product (prior to Clinical Product Transfer), as the case may be, for supply to MERCK hereunder.  All right, title and interest in and to such items, and in and to all work-in-process incorporating such items, shall remain the sole property of ARIAD, its Affiliates or such Approved Manufacturer; provided, however, that any Materials that contain the name of MERCK or its Affiliates, proprietary logos or trademarks of MERCK or its Affiliates or anything similar shall not be used other than for Clinical Product supplied by ARIAD to MERCK under this Agreement or for Marketed Product in accordance with the Collaboration Agreement.

(b) Without limiting the generality of Section 4.4(a), ARIAD shall purchase all of the key intermediate, rapamycin, used by ARIAD or its Approved Manufacturers in Manufacturing API.  In the case of rapamycin used to Manufacture Clinical API, the Manufacturing Cost of such rapamycin shall be reported as Development Costs under the Collaboration Agreement in accordance with Section 3.12 thereof at the time it is incurred.  In the case of rapamycin used to Manufacture Commercial API, the Manufacturing Cost thereof will be a [***] at the time it is incurred and will be allocated between the U.S. Territory and the ROW Territory based on the intended use thereof to Manufacture Marketed Product and/or MERCK Product.  If the Commercial API Manufactured with such rapamycin is actually used to Manufacture Marketed Product and/or MERCK Product in different proportions than reflected in such allocation, an adjustment will be reflected in [***] for the period or periods in which the Marketed Product and/or MERCK Product is Delivered.

4.5.    Safety Stock.

(a) Subject to Section 2.5(c), starting with the date of Launch of a Marketed Product, during the term of this Agreement, ARIAD agrees to maintain at all times [***] ([***]) Months of Marketed Product necessary to fulfill ARIAD's requirements of Marketed Product for the ARIAD Territory ("ARIAD Safety Stock') based upon ARIAD’s most recently updated Forecast for Marketed Product provided by ARIAD to MERCK pursuant to Section 5.2.  The cost of maintaining the ARIAD Safety Stock shall be [***] in the ARIAD Territory.  ARIAD may, upon written notice to MERCK, if approved by the JCC (with input from the S&OP Team and the JMC) elect to hold a lesser or greater amount of ARIAD Safety Stock after due consideration by the JCC of market demand and the existing supply chain.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b) The ARIAD Safety Stock shall be stored in accordance with the Specified Regulatory Requirement at one or more ARIAD Facilities.  ARIAD shall rotate the ARIAD Safety Stock on a "First Expiry-First Out" basis for routine fulfillment of its requirements for Marketed Product in the ARIAD Territory.  ARIAD shall not be obligated to provide ARIAD Safety Stock to MERCK to supply the MERCK Territory.

(c) In the event MERCK is not able to supply Marketed Product to fill any Firm Order for any reason, ARIAD shall draw upon the ARIAD Safety Stock to make up for any shortfall in the ARIAD Territory.  No later than [***] ([***]) days after the end of each Calendar Quarter, ARIAD shall deliver a report to MERCK describing the quantities of ARIAD Safety Stock remaining as of the end of such Calendar Quarter, and the shelf life of such ARIAD Safety Stock.

4.6.    Manufacturing Capacity.  During the Term of this Agreement, ARIAD shall allocate (or use commercially reasonable efforts to cause its Approved Manufacturers to allocate) sufficient Manufacturing resources of ARIAD, its Affiliates and its Approved Manufacturers in order to meet MERCK's requirements of API and Clinical Product (prior to Clinical Product Transfer) in accordance with Article V of this Agreement.

4.7.    Shortage of Supply.  In the event that at any time ARIAD foresees that it will be unable to supply in whole or in part the quantity of Clinical API or Clinical Product (prior to Clinical Product Transfer) as determined by the JDC or the quantity of Commercial API specified in a Firm Order, in either case by the applicable delivery date, for any reason, including as a result of a Force Majeure event, ARIAD shall notify MERCK and the S&OP Team of such inability to supply as soon as possible, the reasons therefor and the date such inability is expected to end, the quantities of Clinical API, Commercial API and Clinical Product available during such period.  The S&OP Team shall consider the shortfall and solutions for remedying the shortfall.  Prior to first Commercialization Regulatory Approval in the United States for a Product, the JDC, with input from the JMC, shall determine the amount of the Materials and/or resources to be allocated to Clinical Product.  Thereafter, the JCC, with input from the JMC, shall determine the amount of the Materials and/or resources to be allocated to Clinical Product. The JDC shall, at all times, determine the use of available Clinical Product.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ARIAD shall notify MERCK of the proposed amount of the Materials and/or resources to be allocated to Commercial API in the event such inability is caused by a shortage of Materials and/or resources required for the Manufacture of Commercial API.  The calculation and basis for the allocation of Materials and/or resources to Commercial API shall be included in the notice to MERCK.  Subject to Section 2.12, such allocation shall be no less than MERCK’s pro rata share of the amount of Materials and/or resources available to ARIAD for Commercial API based on (i) in the case of Commercial API required to Manufacture Product required during the Initial Period, the prospective forecasts of MERCK for quantities (kilograms) of Commercial API for the upcoming [***] ([***]) Month period and forecasted usage of Commercial API by ARIAD as well as volume of sales of Commercial API and products containing Commercial API to ARIAD customers and (ii) in the case of Commercial API required to Manufacture Product  after the Initial Period the past ([***]) Month volume of sales of Commercial API to MERCK and the actual usage by ARIAD in the last [***] ([***]) Months of Commercial API, as well as volume of sales of products containing Commercial API to ARIAD customers.  In making any such allocation, ARIAD shall not give any priority to its own requirements or those of its Affiliates, Related Parties or other customers, provided that ARIAD may supply Commercial API to ARIAD Medical Device Collaborators in accordance with their projections and firm orders as long as the amount of Commercial API supplied to them does not exceed [***] percent ([***]%) of the available quantity.  If the projections and firm orders of ARIAD’s Medical Device Collaborators exceed [***] percent ([***]%) of the available quantity, then the allocation to ARIAD’s Medical Device Collaborators shall be included in the calculation and basis for allocation set forth in the second preceding sentence.

4.8.    API Retest Date.  ARIAD shall Deliver to MERCK for use in Marketed Product and MERCK Product, Commercial API that, at the time of Delivery to MERCK, has a minimum [***] percent ([***]%) remaining of the period from completion of the Manufacture of the Batch from which it came until the initial retest date therefor as set forth in the applicable Specifications at the time of its Manufacture (the “Retest Period”); provided, that if ARIAD has quantities of Commercial API with less than [***] percent ([***]%) of the Retest Period remaining, ARIAD may notify MERCK and the Parties will discuss the possible use of such Commercial API.  Neither Party will unreasonably withhold consent for a commercially reasonable use proposed by the other Party that complies with all Specified Regulatory Requirements in the jurisdiction in which the Commercial API is proposed to be used.  Furthermore, ARIAD will use commercially reasonable efforts to perform studies intended to extend the Commercial API Retest Period as determined by the JMC.  The Development Cost of these studies shall be borne equally by the Parties unless they are specifically required for the ROW Territory, in which event they shall be borne by MERCK.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

4.9.    Second Source of Supply.  Notwithstanding anything to the contrary herein, in order to insure continued supply of Marketed Product and MERCK Product, ARIAD shall develop, qualify and maintain, on a time table to be agreed upon by the Parties,  a second source of supply for Commercial API (the "Second API Manufacturer") in addition to its current Approved Manufacturer for API; provided that ARIAD shall in no event be required to have obtained a qualified Second API Manufacturer prior to [***] ([***]) years after first Commercialization Regulatory Approval in the United States for a Product; provided, further, that the Second API Manufacturer is approved in advance in accordance with Section 2.5(b).  Upon such approval by MERCK, the Second API Manufacturer shall be treated as an Approved Manufacturer under this Agreement and its manufacturing facilities shall be "Facilities".

ARTICLE V.

FORECASTS, ORDERS AND DELIVERY

5.1.    Clinical Product.  The JDC shall, from time to time, determine and advise the Parties of (i) the quantity of Clinical API needed for uses other than for Manufacturing Clinical Product, (ii) the quantity and form of Product and Placebo for use in each Clinical Trial that MERCK or ARIAD (depending on whether a Clinical Product Transfer has occurred and whether the Product to be used in a particular Clinical Trial will be in tablet form) shall supply under this Agreement or the Collaboration Agreement, and, (iii) in the event a Clinical Product Transfer has occurred, the amount of Clinical API MERCK will require from ARIAD to Manufacture any such Clinical Product, all as needed to conduct Development in accordance with the then-current Annual Global Development Plan. ARIAD or MERCK, depending on which Party is the Manufacturing Party, shall advise the other Party and the JDC of the time (“Clinical Delivery Time”) required to Manufacture and Deliver such quantities of Clinical API Clinical Product and other forms of Product for use in Clinical Trials and Placebo.  The JDC shall provide the Manufacturing Party with a [***] ([***]) Month rolling forecast (updated quarterly) of MERCK’s and ARIAD's requirements, as the case may be, for Clinical API, Clinical Product and other forms of Product for use in Clinical Trials and Placebo, and shall notify the Manufacturing Party of actual Monthly requirements for Clinical API, Clinical Product and other forms of Product for use in Clinical Trials and Placebo in advance of the need therefor by [***] ([***]) days longer than the applicable Clinical Delivery Time.  MERCK or ARIAD, as the case may be, shall use Commercially Reasonable Efforts to Manufacture and Deliver, in accordance with the terms of this Agreement or the Collaboration Agreement, as applicable, such quantities of Clinical Product and other forms of Product for use in Clinical Trials, Placebo or Clinical API, as the case may be, to the other Party in accordance with the notice of the JDC.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.2.    Commercial Forecasts.  Subject to Section 5.6, (i) on or before the first day of the [***] Month prior to the Month of the anticipated First Commercial Sale of a Product in the Territory as determined by the JCC (the “Target Launch Month”), ARIAD shall submit to MERCK a single combined forecast, as determined by the JCC, for the ARIAD Territory of its Monthly requirements of Marketed Product, and (ii) on or before the last day of the [***] Month prior to the Target Launch Month, MERCK shall submit to ARIAD a single combined forecast for all parts of the MERCK Territory and the ARIAD Territory of its Monthly requirements of Commercial API for Manufacture of both Marketed Product and MERCK Product, and its Monthly requirement for MERCK Product (for information purposes only), in each case (i) or (ii) for the [***] ([***]) Month-period beginning with the first month at which it anticipates requiring delivery thereof (“Anticipated First Delivery Month”).  Each Party shall provide an update to its initial forecast on the first (for ARIAD) or last (for MERCK) day of the Months that are [***] ([***]) and [***] ([***]) Months prior to the Target Launch Month, and each Month thereafter until the Anticipated First Delivery Month.  Starting with the Anticipated First Delivery Month, such forecast shall cover the [***] Months beginning with the Month in which the forecast is required to be delivered in the case of ARIAD and beginning with the month following the Month in which the forecast is required to be delivered in the case of MERCK.  It is understood and agreed, subject to Section 5.3, that forecasts shall be non-binding and shall be used by the Manufacturing Party for planning purposes only.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.3.    Firm Orders for Product.

(a) Subject to Section 5.6, (i) at least [***] ([***]) days prior to the beginning of each Month (the “Delivery Month”) during the Term, commencing with the Delivery Month that is no later than [***] ([***]) Months before the Target Launch Month, MERCK shall submit to ARIAD a Firm Order for its requirements of Commercial API for Delivery in the Delivery Month, and (ii) at least [***] ([***]) days prior to the beginning of each Delivery Month, commencing with the Delivery Month that is no later than [***] ([***]) Months before the Target Launch Month, ARIAD shall submit to MERCK a Firm Order for its requirements of Marketed Product for Delivery in the Delivery Month. Each Firm Order for Commercial API or Marketed Product, as the case may be, shall specify dates and locations for Delivery and shall be for no more than [***] ([***]%) percent and no less than [***] percent ([***]%), in each case, of (x) the amount of Commercial API that was forecasted for the Delivery Month when such Month was the [***] Month in the rolling forecast delivered by MERCK pursuant to Section 5.2, or (y) the amount of Marketed Product that was forecasted for the Delivery Month when such Month was the [***] Month in the rolling forecast delivered by ARIAD pursuant to Section 5.2.  For example, (x) if the Delivery Month for Commercial API is [***], then Firm Orders for Delivery in [***] would be submitted on [***], and would be required to be between [***] percent ([***]%) and [***] percent ([***]%) of the quantities projected for [***] in the forecast delivered on or before [***] and (y) if the Delivery Month for Marketed Product is [***], then Firm Orders for Delivery in [***] would be submitted on [***], and would be required to be between [***] percent ([***]%) and [***] percent ([***]%) of the quantities projected for [***] in the forecast delivered on or before [***].

(b) The Manufacturing Party shall notify the Ordering Party, within [***] ([***]) days after receipt by the Manufacturing Party of each Firm Order, that the Manufacturing Party has received the Firm Order.  The Manufacturing Party shall be obligated to Manufacture and Deliver, and the Ordering Party shall be obligated to purchase, the specified quantity of Commercial API or Marketed Product, as the case may be, that is properly ordered in compliance with this Section 5.3 in accordance with the delivery schedule set forth in such Firm Order.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) No Delivery shall be made more than [***] ([***]) business days in advance of the date specified for Delivery in a Firm Order without the Ordering Party's approval.  The site(s) of Manufacture shall be indicated on documents accompanying each shipment.

(d) A Firm Order shall be made on such form of purchase order or document as the Ordering Party may specify from time to time in writing (which may include electronic ordering). ANY TERMS OR CONDITIONS OF ANY PURCHASE ORDER, ACKNOWLEDGMENT OR SIMILAR STANDARDIZED FORM GIVEN OR RECEIVED PURSUANT TO THIS AGREEMENT THAT ARE IN ADDITION TO, OR INCONSISTENT WITH, THE TERMS OF THIS AGREEMENT SHALL HAVE NO EFFECT AND SUCH TERMS AND CONDITIONS ARE HEREBY EXCLUDED.

5.4.    Long Range Forecast.  In addition to the rolling forecast set forth in Section 5.2, no later than [***] ([***]) Months prior to the Target Launch Month, and thereafter, in the [***] quarter of  the Calendar Year prior to the date of the Target Launch Month and in the [***] quarter of each subsequent Calendar Year, (i) MERCK shall submit to ARIAD and (ii)  ARIAD shall submit to MERCK, in each case a long range plan containing a non-binding good faith estimate of annual requirements of MERCK Product in the case of MERCK and Marketed Product in the case of ARIAD (as determined by the JCC)  for the following [***] ([***]) Calendar Years (each a “Long Range Plan”).  If at any time, either Party reasonably believes that a Long Range Plan reasonably suggests any supply issue, particularly as it relates to production capacity, ARIAD and MERCK shall discuss a plan to address the potential shortage.

5.5.    Changes in Orders.  The Manufacturing Party shall use commercially reasonable efforts to comply with changes to Delivery dates and locations in Firm Orders, as well as requests for Commercial API or Marketed Product, as the case may be, in excess of [***]% of the forecasted amount for a Delivery Month when such Delivery Month was the [***] Month prior to the Delivery Month in the rolling forecast delivered pursuant to Section 5.2, but shall not be obligated to do so.

5.6.    Terms of Approved Manufacturer Agreements.  The Parties acknowledge that neither MERCK nor ARIAD has negotiated a manufacturing agreement with any Approved Manufacturer for Commercial API or any Material used in the Manufacture of API with respect to ARIAD and Marketed Product or MERCK Product with respect to MERCK. The Parties will each use their commercially reasonable efforts to negotiate terms in any agreements with any Approved Manufacturers for Commercial API, Materials for API, Marketed Product or MERCK Product that will allow for Firm Orders and forecasts to be placed in accordance with the terms of this Agreement. If [***] such Party’s [***] such Party [***] such [***] in its [***] with such [***], then MERCK and ARIAD shall [***] an [***] to the [***] and [***] of this Agreement to [***] the Party was [***] in such [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.7.    Delivery and Risk of Loss.

(a) Shipments by ARIAD.  ARIAD shall Deliver the quantities of API or Clinical Product on the delivery date specified by the JDC or the Firm Order, as the case may be, to the destination indicated in the applicable determination of the JDC or the Firm Order, as the case may be.  Delivery terms shall be Free Carrier (FCA) site of manufacture (INCO TERMS 2000).  Title and risk of loss shall pass from ARIAD to MERCK upon delivery to the carrier.  MERCK shall have the option, to be exercised in writing at the time the Firm Order is placed by MERCK or within ten (10) days after the JDC notifies ARIAD of  the required quantities and destination, to (i) arrange for transportation of each shipment by common carrier and the insurance for each shipment, or (ii) allow ARIAD to arrange for transportation and insurance for each shipment, in which event (clause (ii)), ARIAD shall pay the selected providers for transportation and insurance services.  MERCK shall reimburse ARIAD for the cost of transportation and insurance (if paid by ARIAD) promptly after Delivery.  ARIAD shall delineate charges for transportation and insurance as separate line items on invoices submitted to MERCK.  ARIAD shall ship all API or Clinical Product to MERCK in accordance with the Specified Regulatory Requirements.

(b) Shipments by MERCK.  MERCK shall Deliver the quantities of Clinical Product or Marketed Product on the delivery date specified by the JDC or the Firm Order, as the case may be, to the destination indicated in the applicable determination of the JDC or Firm Order, as the case may be.  Delivery terms shall be Free Carrier (FCA) site of manufacture (INCO TERMS 2000).  Title and risk of loss shall pass from MERCK to ARIAD upon delivery to the carrier.  ARIAD shall have the option, to be exercised in writing at the time the Firm Order is placed by ARIAD or within ten (10) days after the JDC notifies MERCK of the required quantities and destination, to (i) arrange for transportation of each shipment by common carrier and to arrange insurance for each shipment, or (ii) allow MERCK to arrange for transportation and insurance for each shipment, in which event (clause (ii))  MERCK shall pay the selected providers for transportation and insurance services.  ARIAD shall reimburse MERCK for the cost of transportation and insurance (if paid by MERCK) promptly after Delivery.  MERCK shall delineate charges for transportation and insurance as separate line items on invoices submitted to ARIAD.  MERCK shall package and ship Clinical Product and Marketed Product for shipment to ARIAD in accordance with the Specified Regulatory Requirements.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) Certificates of Analysis and Manufacturing Compliance.  Each Delivery of Clinical Product, Marketed Product or API shall be accompanied by a Certificate of Analysis and a Certificate of Manufacturing Compliance, if required by applicable law, pertaining to the Clinical Product, Marketed Product or API in such shipment.

(d) Transfer of Manufacturing.  The delivery terms in Section 5.7(b) shall apply to MERCK if MERCK supplies Commercial API to ARIAD pursuant to Sections 2.6 and 2.7 and the delivery terms in Section 5.7(a) shall apply to ARIAD if ARIAD supplies Marketed Product to MERCK pursuant to Sections 2.6 and 2.7.

5.8.    Delay or Failure to Supply.

(a) If the Manufacturing Party has reason to believe that it (i) cannot Deliver to the Ordering Party the full quantity of Commercial API or Marketed Product specified in a Firm Order submitted by the Ordering Party in accordance with Section 5.3, by the delivery date specified therein, or (ii) may be unable to supply the quantities set forth for the first [***] ([***]) Months of the then-current forecast, the Manufacturing Party shall give prompt written notice, but no later than [***] ([***]) business days after receipt of the Firm Order or the then-current forecast, as the case may be, to the Ordering Party and the S&OP Team of such anticipated non-delivery, in which event, subject to Sections 3.7 and 4.7, as applicable, ARIAD and MERCK shall confer within [***] ([***]) business days to agree upon a plan to address the anticipated shortfall and the S&OP Team shall consider the shortfall and solutions for remedying the shortfall.

(b) If the Manufacturing Party shall fail to Deliver to the Ordering Party the full quantity of Commercial API or Marketed Product as specified in a Firm Order submitted by the Ordering Party in accordance with Section 5.3 by the delivery date specified therein, then, at the Ordering Party’s election: (i) the Manufacturing Party shall be relieved of any obligation to Deliver the non-delivered quantity of Commercial API or Marketed Product, as the case may be, such quantity to be deducted from the Firm Order, provided, however, that the Manufacturing Party has complied with Section 3.7 or Section 4.7, as applicable, or (ii) the Manufacturing Party shall Deliver the non-delivered quantity of Commercial API or Marketed Product as soon as possible after the date Ordering Party notifies the Manufacturing Party of such election.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ARTICLE VI.

WARRANTY; QUALITY CONTROL TESTING

6.1.    ARIAD Warranty.  ARIAD warrants and represents to MERCK that, (a) at the time of Delivery to MERCK, Clinical Product, API and Marketed Product (in the event of the supply of Marketed Product by ARIAD under Section 2.7) Delivered hereunder, and (b) at the time of sale by ARIAD, Marketed Product Manufactured by ARIAD under Section 2.6 for sale by ARIAD: (i) will have been Manufactured and shipped in accordance with the Specified Regulatory Requirements and the applicable Specifications; (ii) will meet the applicable Specifications and will conform with the information shown on the Certificate of Analysis and Certificate of Manufacturing Compliance provided for the particular shipment of Clinical Product or API; and (iii) will not be adulterated or misbranded within the meaning of the FDCA, or other applicable laws and regulations of the FDA, the EMEA, the ICH, [***] in effect at the time of Delivery of the API or Clinical Product or Marketed  Product (in the event of the supply of Marketed Product by ARIAD to MERCK under Section 2.7) and may be introduced into interstate commerce under the provisions of the FDCA.

6.2.    MERCK Warranty.  MERCK warrants and represents to ARIAD that, (a) at the time of Delivery to ARIAD, Clinical Product, Marketed Product and API (in the event of the supply of API by MERCK under Section 2.7) Delivered hereunder, and (b) at the time of sale by MERCK, MERCK Product Manufactured by MERCK for sale by MERCK: (i) will have been Manufactured and shipped in accordance with the Specified Regulatory Requirements and the applicable Specifications; (ii) will meet the applicable Specifications and will conform with the information shown on the Certificate of Analysis and Certificate of Manufacturing Compliance provided for the particular shipment of Clinical Product or Marketed Product; and (iii) will not be adulterated or misbranded within the meaning of the FDCA or other applicable laws and regulations of the FDA, the EMEA or the ICH in effect at the time of Delivery of the Clinical Product or Marketed Product and may be introduced into interstate commerce under the provisions of the FDCA.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.3.    Claims Relating to Clinical API and Clinical Product.  If either Party believes that Clinical API or Clinical Product Delivered hereunder does not meet the warranties set forth in Section 6.1 or 6.2, such Party shall notify the other Party and the JDC.  The JDC shall resolve the matter pursuant to Section 2.2.5 of the Collaboration Agreement.  The delivery of Clinical API or Clinical Product that does not meet the warranties set forth in Section 6.1 or Section 6.2 (i) shall not be a breach of this Agreement, and (ii) shall not be a breach of the Collaboration Agreement.

6.4.    Warranty Claims.

(a) Except as set forth in Section 6.4(b), claims by MERCK that Commercial API or Marketed  Product (in the event of the supply of Marketed Product by ARIAD to MERCK under Section 2.7) did not meet the warranties set forth in 6.1 or claims by ARIAD that Marketed Product did not meet the warranties set forth in 6.2 above (each a "Disputed Product" and each Party making a warranty claim under this Section 6.4 a "Disputing Party") shall be made within sixty (60) days following Delivery of such Disputed Product and must be in writing specifying in reasonable detail the nature and basis of the claim and citing the relevant control number or other information to enable identification of the Disputed Product in question.

(b) In the case of latent defects that are not readily ascertainable upon Delivery by reasonable and customary analysis, the Disputing Party shall have five (5) Business Days from the earlier of (i) the date of discovery of such latent defect, (ii) the date that is [***] ([***]) Months prior to the expiration of the shelf life of the Delivered Marketed Product (whether supplied by MERCK to ARIAD or supplied by ARIAD to MERCK under Section 2.7) or in the case of Delivered Commercial API, the Marketed Product or MERCK Product incorporating such Commercial API, or (iii) in the case of Delivered Commercial API that is not incorporated into a Marketed Product or a MERCK Product, [***] ([***]) months prior to the end of the Retest Period of such Commercial API to make a claim that such Commercial API or Marketed Product (whether supplied by MERCK to ARIAD or supplied by ARIAD to MERCK under Section 2.7) did not meet the warranties set forth in Section 6.1 (in the case of Commercial API) or Section 6.2 (in the case of Marketed Product).  Subject to Section 6.4(c) and 6.4(d), such Disputed Product shall be treated as non-conforming Commercial API or Marketed Product (whether supplied by MERCK to ARIAD or supplied by ARIAD to MERCK under Section 2.7).

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) If MERCK and ARIAD are unable to agree as to whether the Disputed Product met the applicable warranty set forth in Section 6.1(ii) or Section 6.2(ii), as the case may be, the Parties shall cooperate to have the Disputed Product analyzed by an independent testing laboratory of recognized repute selected by the Disputing Party and approved by the other Party, which approval shall not be unreasonably withheld.  The results of such laboratory testing shall be final and binding on the Parties on the issue of compliance of the Disputed Product with such warranty.  If the Disputed Product is determined to meet such warranty, then the Disputing Party shall bear the cost of the independent laboratory testing and pay for the Disputed Product in accordance with this Agreement.  If the Disputed Product is determined not to have met such warranty, then (i) the Manufacturing Party shall bear the cost of laboratory testing, (ii) at the Disputing Party's election shall replace the rejected Commercial API or Marketed Product (whether supplied by MERCK to ARIAD or supplied by ARIAD to MERCK under Section 2.7), within a commercially reasonable time of the date of such determination, at no cost to the Disputing Party, or refund to the Disputing Party the price paid for such Commercial API or Marketed Product, plus any applicable delivery charge paid by the Disputing Party, (iii) if the Disputed Product is Commercial API that has been incorporated into MERCK Product or Marketed Product that has not yet been delivered to ARIAD or has been delivered to ARIAD but not yet paid for, ARIAD shall reimburse MERCK for the Manufacturing Cost of such MERCK Product or Marketed Product (but in the case of Marketed Product that has been delivered but not yet paid for, ARIAD shall not be required to pay the invoice for such Marketed Product if ARIAD reimburses MERCK for the Manufacturing Cost of such Marketed Product), and (iv) if the Disputed Product is Marketed Product and it has been delivered in Bulk Packaging, MERCK shall reimburse ARIAD for the cost of placing the Marketed Product in Primary or Secondary Packaging.  If it is not determined that the Disputed Product failed to meet such warranty as a result of the failure of the Supplying Party to Manufacture and ship the Disputed Product in accordance with the Specified Regulatory Requirements and the applicable Specifications, then the cost of the Disputed Product shall be a [***], which, in the case of Disputed Product that is Commercial API, shall be allocated by the JCC between [***] in the ARIAD Territory and the MERCK Territory based on the intended use thereof.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d) If the Disputing Party claims that any shipment of Disputed Product did not meet the warranties specified in (i) Section 6.1(i) or (iii) with respect to Commercial API Delivered by ARIAD, or (ii) Section 6.2(i) or (iii) with respect to Marketed Product Delivered by MERCK, if MERCK and ARIAD are unable to agree as to whether or not such Disputed Product met such warranties, the dispute shall be settled in accordance with the arbitration provisions set forth in Section 12.1 of the Collaboration Agreement.  If the Disputed Product is determined to meet such warranty, then the Disputing Party shall pay for the Disputed Product in accordance with this Agreement.  If the Disputed Product is determined not to have met the  warranty in Section 6.1(i) or is determined not to have met the warranty in Section 6.1(iii) as a result of a failure of the Supplying Party to Manufacture and ship the Disputed Product in accordance with the Specified Regulatory Requirements and the applicable Specifications, then (i) the Manufacturing Party at the Disputing Party's election shall replace the rejected Commercial API or Marketed Product (whether supplied by MERCK to ARIAD or supplied by ARIAD to MERCK under Section 2.7), within a commercially reasonable time from the date of such determination, at no cost to the Disputing Party, or refund to the Disputing Party the price paid for such Commercial API or Marketed Product (whether supplied by MERCK to ARIAD or supplied by ARIAD to MERCK under Section 2.7), plus any applicable delivery charge paid by the Disputing Party, (ii) if the Disputed Product is Commercial API that has been incorporated into MERCK Product or Marketed Product that has not yet been delivered to ARIAD, ARIAD shall reimburse MERCK for the Manufacturing Cost of such MERCK Product or Marketed Product, and (iii) if the Disputed Product is Marketed Product and it has been delivered in Bulk Packaging, MERCK shall reimburse ARIAD for the cost of placing the Marketed Product in Primary or Secondary Packaging.  If it is not determined that the Disputed Product failed to meet the warranty in Section 6.1(i) or failed to meet the warranty in Section 6.1(iii) as a result of the failure of the Supplying Party to Manufacture and ship the Disputed Product in accordance with the Specified Regulatory Requirements and the applicable Specifications, then the cost of the Disputed Product shall be a [***], which, in the case of Disputed Product that is Commercial API, shall be allocated by the JCC between [***] in the ARIAD Territory and the MERCK Territory based on the intended use thereof.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e) Any Commercial API or Marketed Product which fails to meet the warranties under Sections 6.1 or 6.2 as applicable and which is in the Disputing Party's control shall, at the Manufacturing Party’s option, either be returned to the Manufacturing Party at the Manufacturing Party's expense, or shall be destroyed pursuant to the Manufacturing Party's instructions and with the Disputing Party's approval, which approval shall not be unreasonably withheld, at the Manufacturing Party's expense.

(f) For the avoidance of doubt, the Manufacturing Party of the Disputed Product in question shall not be obligated to replace the Disputed Product or credit the Disputing Party if at the time of discovery of the alleged failure to meet a warranty, the Disputed Product in question has less than [***] ([***]) Months of remaining shelf life or, in the case where Commercial API is the Disputed Product, [***] ([***]) Months until the end of its Retest Period, or if the Commercial API has been incorporated in a Disputed Product, [***] ([***]) Months of remaining shelf life on the  Marketed Product or MERCK Product incorporating such Commercial API.

ARTICLE VII.

PRICE AND PAYMENTS

7.1.    Transfer Price.

(a) The price of (i) Commercial API, Clinical API and Clinical Product supplied by ARIAD to MERCK pursuant to this Agreement shall be ARIAD’s Manufacturing Cost for such Commercial API, Clinical API or Clinical Product, and (ii) Clinical Product or Marketed Product supplied by MERCK to ARIAD pursuant to this Agreement shall be MERCK’s Manufacturing Cost for such Clinical Product or Marketed Product.  Manufacturing Cost shall [***] the cost of any Batch of API or Lot of Clinical Product or Marketed Product which is [***] to meet the Specifications or which [***] with the Specifications because of changes required by any Regulatory Authority or changes recommended by any Regulatory Authority that are approved and adopted by the JMC (a “Failed Batch” or “Failed Lot”).  If the cost of a [***] is not [***], such cost will [***] as a [***] and [***]in the [***] the [***] is [***].  The cost of any [***] of [***] of [***] will be allocated by the [***]in the [***] and the [***] as set forth in [***] of the[***].  The cost of any [***] of [***] will be allocated by the [***] in the [***] and the [***] based on the [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b) Each of ARIAD and MERCK will establish a good faith estimate of such Party's Manufacturing Cost for the upcoming Calendar Year (based on forecasts provided by the JDC for Clinical Product and by the Ordering Party for Commercial API or Marketed Product and such Manufacturing Party's requirements in the Manufacturing Party's markets) (i.e., MERCK's requirements of MERCK Product in the MERCK Territory and ARIAD's requirements for Marketed Product in the ARIAD Territory (including Commercial API to supply to MERCK for Manufacture of Marketed Product for the ARIAD Territory) and ARIAD’s [***] for [***] for [***] to [***]) as follows:

(i)    On or before August 1 in each Calendar Year, ARIAD will provide to MERCK for business planning purposes an initial estimate of the Manufacturing Cost for API for the subsequent Calendar Year.

(ii)    On or before September 15 in each Calendar Year, ARIAD will provide to MERCK a final estimate of the Manufacturing Cost for API for the subsequent Calendar Year, which shall be the “Standard Manufacturing Cost” for API for the subsequent Calendar Year.

(iii)    On or before October 31 in each Calendar Year, MERCK will provide to ARIAD for business planning purposes an initial estimate of the Manufacturing Cost for Marketed Product for the subsequent Calendar Year.

(iv)    On or before November 15 in each Calendar Year, MERCK will provide to ARIAD a final estimate of the Manufacturing Cost for Marketed Product for the subsequent Calendar Year, which shall be the “Standard Manufacturing Cost” for Marketed Product for the subsequent Calendar Year.

7.2.    Invoices and Development Cost Charges.  Upon Delivery of each shipment of (a) Commercial API by ARIAD, or (b) Marketed Product by MERCK, the Party making such Delivery shall promptly invoice the other Party for the Standard Manufacturing Cost thereof, less in the case of Commercial API Delivered by ARIAD, the Manufacturing cost of the key intermediate, rapamycin, used to Manufacture such Commercial API previously included in [***] pursuant to Section 4.4(b).  Payment shall be due thirty (30) days after receipt by the applicable Party of such invoice.   Standard Manufacturing Cost for Clinical API supplied by ARIAD (less the Manufacturing Cost of rapamycin used to Manufacture such Clinical API previously reported as Development Costs pursuant to Section 4.4(b)) and Standard Manufacturing Cost for Clinical Product supplied by either Party shall be reported as Development Costs under the Collaboration Agreement in accordance with Section 3.12 thereof.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.3. True-Up of Actual Manufacturing Cost.

(a)           On or before the dates set forth below, ARIAD shall submit to MERCK a calculation of the actual Manufacturing Cost for Commercial API Delivered to MERCK during the preceding period set forth below opposite such date together with a calculation of the difference between the Standard Manufacturing Cost invoiced and such actual Manufacturing Cost, and MERCK shall submit to ARIAD a calculation of the actual Manufacturing Cost for Marketed Product Delivered to ARIAD (which shall not include any costs of compliance with Specified Regulatory Requirements in the MERCK Territory) during the preceding period set forth below opposite such date together with a calculation of the difference between the Standard Manufacturing Cost invoiced and such actual Manufacturing Cost:

Date	Period Covered
April 15	January and February
July 15	March through May
October 15	June through August
February 15	September through December

If ARIAD’s calculation shows (i) an excess of Standard Manufacturing Cost invoiced over actual Manufacturing Cost, ARIAD shall pay such amount to MERCK within thirty (30) days after delivery of the calculation or (ii) an excess of actual Manufacturing Cost over Standard Manufacturing Cost invoiced, MERCK shall pay such amount to ARIAD within thirty (30) days after the delivery of the calculation.

If MERCK’s calculation shows (i) an excess of Standard Manufacturing Cost invoiced over actual Manufacturing Cost, MERCK shall pay such amount to ARIAD within thirty (30) days after delivery of the calculation or (ii) an excess of actual Manufacturing Cost over Standard Manufacturing Cost invoiced, ARIAD shall pay such amount to MERCK within thirty (30) days after the delivery of the calculation.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Any payment by either Party under the two preceding paragraphs shall be included in the calculation of Operating Income (Loss) in the U.S. Territory under the Collaboration Agreement.

If the Parties determine that periodic calculations and payments on the schedule set forth above are not necessary, the Parties may agree upon an annual or other schedule for adjustments between Standard Manufacturing Cost and actual Manufacturing Cost.

(b)           Pursuant to this Section 7.3(b), each Party shall be permitted to audit (the "Auditing Party") the other Party's Manufacturing Cost. Upon the written request of the Auditing Party, the Manufacturing Party shall permit an independent certified public accounting firm of nationally recognized standing selected by and retained at the expense of the Auditing Party and reasonably acceptable to the Manufacturing Party, to have access during normal working hours and upon reasonable advance notice, to the relevant books and records kept by the Manufacturing Party to the extent reasonably necessary to verify the accuracy of the Manufacturing Cost invoices prepared by Manufacturing Party.  Such examination shall not be more often than once each Calendar Year and shall cover Manufacturing Cost invoices for any Calendar Year ending not more than [***] ([***]) Months prior to the date of such request.  MERCK and ARIAD agree that the report of the above examination by the certified public accounting firm to the Auditing Party shall disclose only whether the Manufacturing Cost invoices are correct or incorrect and the amount of any discrepancy and shall be delivered to both Parties simultaneously.  If such certified public accounting firm identifies a discrepancy in an invoice for a Manufacturing Cost during such period, the appropriate Party shall pay the other Party the amount of the discrepancy within [***] ([***]) days of the date the Auditing Party delivers to the Parties such certified public accounting firm’s written report so concluding, or as otherwise agreed upon by the Parties. The fees charged by such certified public accounting firm shall be paid by Auditing Party, provided, however, that if such audit uncovers an overpayment of Manufacturing Cost by the Auditing Party that exceeds the lesser of (i) [***] US dollars ($[***]) or (ii) [***] percent ([***]%) of the total Manufacturing Cost owed by such Auditing Party for any Calendar Year, then the fees of such certified public accounting firm shall be paid by the Manufacturing Party.  Unless the Auditing Party institutes an audit with respect to any Calendar Year in accordance with this Section 7.3(b), within [***] ([***]) Months following the end of such Calendar Year, the calculation of the Manufacturing Cost for such Calendar Year shall be binding upon Auditing Party, and the Manufacturing Party shall be released from any liability or accountability with respect to such Manufacturing Cost for such Calendar Year.  The Auditing Party shall treat all financial information subject to review under this Article 7 in accordance with the confidentiality and non-use provisions of this Agreement and shall cause its certified public accounting firm to enter into a reasonable and customary confidentiality agreement with the Manufacturing Party obligating it to retain all such information in confidence pursuant to such confidentiality agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.4. Costs Associated with Performance Under this Agreement.  Unless otherwise provided in this Agreement, costs incurred by a Party to achieve compliance with the Specified Regulatory Requirements and other quality and regulatory requirements hereunder shall be treated as Development Costs and shall be reported as Development Costs under the Collaboration Agreement in accordance with Section 3.12 thereof, such that costs of achieving such compliance when such compliance is specific only to the MERCK Territory (other than compliance with the Specified Regulatory Requirements) shall be borne by MERCK, and costs of achieving compliance in the ARIAD Territory and of achieving compliance with the Specified Regulatory Requirements shall be borne equally by the Parties.

7.5. Manner of Payment.  The Party from whom payment is due shall make payments pursuant to this Article VII by check or wire transfer to a bank account designated in writing by the invoicing Party.  All payments hereunder shall be made in United States Dollars.  Payments not received on or before the due date shall bear interest at a rate  per annum equal to [***] percent ([***]%) over the prime rate as reported in The Wall Street Journal on the date payment was due or the maximum rate allowable by law, if lower.

7.6. Maintenance of Records.  The Manufacturing Party shall keep accurate records of all shipments of API, Clinical Product and/or Marketed Product and all invoice and Development Cost calculations hereunder and, upon the request of the other Party, shall permit the other Party to examine such records during normal business hours for the purpose of verifying the correctness of all such calculations.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

7.7. Taxes.  Any duty, sales, use or excise or other taxes imposed by any governmental entity that apply to the purchase or import of the Commercial API or Marketed Product shall be for the account of the Party receiving Delivery of such Commercial API or Marketed Product.  The Party receiving Delivery shall provide to the Manufacturing Party any applicable sales, use or resale tax exemption certificates prior to shipment of such Commercial API or Marketed Product hereunder.

ARTICLE VIII.

MANUFACTURING QUALITY COMPLIANCE; AUDITS

8.1. Quality Provisions Governing Manufacture of Clinical Product, Marketed Product and MERCK Product by MERCK.

(a) Compliance with Laws and Regulations.  MERCK agrees to (or cause its Affiliates or Approved Manufacturers to) Manufacture and supply Clinical Product, (after Clinical Product Transfer), Marketed Product and MERCK Product in accordance with the applicable Specifications and in accordance with the Specified Regulatory Requirements applicable to Manufacturing the Clinical Product or Marketed Product for supply to ARIAD hereunder and Clinical Product and MERCK Product for use or sale by MERCK.

(b) Debarment.  MERCK represents and warrants that it has not been debarred and is not subject to a pending debarment and that MERCK will not use in any capacity, in connection with the services to be performed by MERCK under this Agreement, any Person including an Approved Manufacturer who has been debarred pursuant to Section 306 of the FDCA or similar law, rule, regulation, guideline or requirement of the FDA, the EMEA or the ICH or who is the subject of a conviction described in such section.  MERCK agrees to inform ARIAD in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 of the FDCA or similar law, rule regulation, guideline or requirement of the FDA, the EMEA or the ICH, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or, to the best of MERCK’s Knowledge, is threatened, relating to the debarment or conviction of MERCK or any Person performing services hereunder.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) Manufacturing Facilities.  MERCK shall Manufacture or arrange for the Manufacture of Clinical Product (after Clinical Product Transfer) and Marketed Product and MERCK Product at MERCK's Manufacturing Facilities.  Subject to this Section 8.1(c) and Section 8.1(b), ARIAD understands that MERCK may use the services of the Approved Manufacturers to Manufacture Clinical Product, Marketed Product or MERCK Product at MERCK's Facilities.  Manufacturing of Clinical Product, Marketed Product or MERCK Product may not be relocated without ARIAD's prior written consent, which shall not be unreasonably withheld.  Manufacturing of Clinical Product, Marketed Product or MERCK Product at any relocated Facility shall comply with the Specified Regulatory Requirements.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d) Manufacturing and Quality Audits.  MERCK shall, and shall cause its Affiliates and Approved Manufacturers to, permit the FDA, the EMEA and other Regulatory Authorities to conduct such inspections of the MERCK Manufacturing Facilities as the FDA, EMEA or such other Regulatory Authorities may request, and shall cooperate with such Regulatory Authorities with respect to such inspections and any related matters, in each case related to Clinical Product, Marketed Product or MERCK Product.  MERCK agrees to notify ARIAD immediately (and, in any event within [***] ([***]) hours of becoming aware thereof) of any proposed or unannounced quality visits or quality inspections by any Regulatory Authority to a MERCK Manufacturing Facility (whether owned by MERCK, an Affiliate or an Approved Manufacturer) and, if such inspection is directly related to (i) Clinical Product,  Marketed Product or MERCK Product or (ii) equipment or systems used in the Manufacture of Clinical Product, Marketed Product or MERCK Product, agrees to keep ARIAD fully informed about the results and conclusions of each such regulatory inspection, including actions taken by MERCK, its Affiliates and Approved Manufacturers to remedy conditions cited in such inspections.  If such visit or inspection is reasonably related to Clinical Product,  Marketed Product or MERCK Product or its Manufacture, MERCK shall, and shall cause its Affiliates to (and shall use commercially reasonable efforts to cause its Approved Manufacturers to) permit one or more qualified representative(s) of ARIAD to be present if requested by ARIAD.  MERCK shall promptly, and in no event later than [***] ([***]) business days of receipt thereof, provide ARIAD with copies of any written inspection reports issued by such Regulatory Authorities, as well as any reports, documents or correspondence with respect to any Regulatory Authority requests or inspections of a MERCK Manufacturing Facility if such reports, documents or correspondence are directly related to (i) Clinical Product, Marketed Product or MERCK Product or (ii) equipment or systems used in the Manufacture of Clinical Product, Marketed Product or MERCK Product, including, but not limited to, FDA Form 483, Notice of Observation, Establishment Inspection Report, and all correspondence relating thereto; provided that MERCK may redact any information from such reports, documents or correspondence that is not reasonably related to Clinical Product, Marketed Product or MERCK Product or (ii) equipment or systems used in the Manufacture of Clinical Product, Marketed Product or MERCK Product.  MERCK, its Affiliates or the applicable Approved Manufacturer will be responsible for the development of responses that are required by any Regulatory Authority and related to the Manufacture of Clinical Product, Marketed Product or MERCK Product, and MERCK shall, and shall cause its Affiliates to, and shall use commercially reasonable efforts to cause its Approved Manufacturers to, furnish copies to ARIAD and consult with ARIAD and in good faith consider any timely input from ARIAD in preparing any submissions.  Nothing contained in this Article shall restrict the right of either Party, its Affiliates or Approved Manufacturers to make a timely report of any matter to any Regulatory Authority or take other action that it deems appropriate or required by applicable law. MERCK shall allow, and shall use commercially reasonable efforts to cause its Approved Manufacturers to allow, ARIAD to have access to all quality assurance inspections and audits of MERCK’s or its Affiliates or such Approved Manufacturer related to the Manufacture of Clinical Product, Marketed Product or MERCK Product and to the buildings, records and areas of the MERCK Manufacturing Facility related to the Manufacture of Clinical Product, Marketed Product or MERCK Product.  Additionally, upon notice by ARIAD, MERCK shall, and shall cause its Affiliates to, (and shall use commercially reasonable efforts to cause its Approved Manufacturers to) allow one or more technical specialists from ARIAD or ARIAD’s designees, to conduct quality audits of the MERCK Manufacturing Facilities, any other facility which is proposed to Manufacture Clinical Product, Marketed Product or MERCK Product and Quality Assurance Systems with respect to Clinical Product, Marketed Product or MERCK Product.  Observations and conclusions of ARIAD's audits will be issued to, and promptly discussed with MERCK, and corrective action required by the Specified Regulatory Requirements shall be implemented by MERCK and its Affiliates (and MERCK shall use commercially reasonable efforts to cause its Approved Manufacturers to cause to be implemented such corrective action) prior to Manufacturing additional Clinical Product, Marketed Product or MERCK Product to the extent practicable.  ARIAD shall have the right to review all relevant documentation pertinent to the corrective actions implemented by MERCK and its Affiliates and MERCK shall use commercially reasonable efforts to cause its Approved Manufacturers to permit ARIAD to review all relevant documentation pertinent to the corrective actions implemented by its Approved Manufacturer.  The cost of all such corrective actions required in the processes or documentation for the Manufacture of Clinical Product, Marketed Product or MERCK Product shall be a Development Cost and shall be allocated by the JDC between the U.S. Territory and the ROW Territory based on the jurisdiction imposing the requirement in question.  For clarity, the cost of corrective actions required to be made to any Manufacturing Facility, equipment or general processes and procedures not directly attributable to the manufacture of Clinical Product, Marketed Product or MERCK Product shall not be a Development Cost.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e) Maintenance; Validation.  MERCK agrees to operate and maintain (and cause its Affiliates and Approved Manufacturers to operate and maintain) the MERCK Manufacturing Facilities and all equipment used, directly or indirectly, to Manufacture Clinical Product, Marketed Product or MERCK Product in accordance with the Specified Regulatory Requirements, and to maintain (and cause its Affiliates and Approved Manufacturers to maintain) said Facilities and equipment in an acceptable state of repair and operating efficiency so as to meet the applicable Specifications and comply with the Specified Regulatory Requirements.  MERCK shall validate and maintain the validation of (or cause its Affiliates and Approved Manufacturers to validate and maintain) the Facilities, the equipment (including without limitation conducting installation, operational and performance qualification), production, cleaning, packaging, process and any other appropriate steps performed at the MERCK  Manufacturing Facilities.

(f) Costs of Compliance.  Activities related to bringing processes or documentation for the Manufacture of Clinical Product, Marketed Product or MERCK Product in a MERCK Manufacturing Facility into compliance with the Specified Regulatory Requirements at any time shall be Manufacturing Development and the Development Cost thereof shall be allocated by the JDC between the ARIAD. Territory and the MERCK Territory based on the Territory or Territories for which compliance is required. Costs of activities related to bringing physical plant and equipment in a MERCK Manufacturing Facility into compliance with the Specified Regulatory Requirements [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(g) Certificate of Analysis.  MERCK shall provide ARIAD with certificates of analysis related to Clinical Product and Marketed Product for each Lot released for Delivery hereunder.  These certificates will document that each Lot of Clinical Product or Marketed Product received by ARIAD conforms to the applicable Specifications.  These certificates shall include the date of Manufacture and an expiry date for the applicable Clinical Product or Marketed Product, as appropriate, and shall be signed by an authorized representative of the Quality Unit of MERCK or its applicable Affiliate or Approved Manufacturer.  A copy of each certificate shall be included with each Lot Delivered to ARIAD, and one copy shall be faxed at the same time to the ARIAD representative specified in the applicable Quality Agreement.  MERCK shall also provide ARIAD with Regulatory Authority certification, for those countries in which the applicable Regulatory Authority is in the practice of requiring any such certifications.

(h) Marketed Product Release.  ARIAD shall be responsible for final release of each lot of Marketed Product supplied hereunder for sale within the ARIAD Territory in accordance with ARIAD’s standard practices.  MERCK is responsible for providing, in support of ARIAD’s responsibility for its final release decision, a copy of all Manufacturing records required by ARIAD to release Marketed Product, including but not limited to, a Certificate of Manufacturing Compliance, Certificate of Analysis, Batch Records and information as further specified in the Quality Agreement, for each Lot of Marketed Product Manufactured hereunder.

(i) Stability Testing.  MERCK shall perform an on-going program of annual stability testing (including temperature and humidity) for MERCK Product in Primary Packaged Form, in accordance with a protocol approved by the JDC and in compliance with the Specified Regulatory Requirements, on samples from [***] ([***]) production Lots of MERCK Product during the first year in which MERCK Product is Manufactured, and at least [***] of MERCK Product each year thereafter.  MERCK shall perform any additional stability testing programs if required by changes made to the MERCK Product.  Such stability testing shall be stability-indicating (i.e., the test shall be a validated analytical method capable of distinguishing actives from degradates and which reliably quantifies degradates).  If Standard Delivered Form for Marketed Product is in Secondary Packaging, then this Section 8.1(i) shall also apply to Marketed Product and MERCK shall perform such program of stability testing on both MERCK Product and Marketed Product in Primary Packaging.  In the event that MERCK detects any instability and/or degradation in excess of limits set forth in the Specifications in connection with such testing, MERCK shall promptly notify the JMC, and MERCK will follow its normal procedures for investigation and process modifications with respect to such instability and/or degradation and will keep the JMC regularly informed of progress and results.  In addition, MERCK shall place [***] of MERCK Product (and Marketed Product if applicable) on stability testing following the implementation of any change described in Section 8.4.  Prior to First Commercial Sale of Product, the activities in this Section 8.1(i) shall be Manufacturing Development, and the Development Cost thereof shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the territory or territories imposing the requirement.  After First Commercial Sale of Product, the activities in this Section 8.1(i) shall be part of Commercialization, and the [***] thereof shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the territory or territories imposing the requirement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(j) Testing Requirements.  MERCK shall be responsible for compliance with all Clinical Product (after Clinical Product Transfer), Marketed Product or MERCK Product quality control testing and other testing requirements set forth in the applicable Specifications, the Specified Regulatory Requirements and the Quality Agreements.  MERCK shall make the results of its quality control tests available to ARIAD on or before the date of Delivery of the corresponding Lots of Clinical Product or Marketed Product.  MERCK agrees to implement and maintain validation protocols, processing control procedures, and process change procedures, including, without limitation, the assignment of identification numbers to each Lot of Clinical Product, Marketed Product and MERCK Product and the maintenance of production records, quality control records, Batch Records, and related information.  MERCK shall perform all testing of Clinical Product, Marketed Product and MERCK Product in accordance with established analytical test methods and procedures set forth or referenced in the Quality Agreements and/or the Specifications.  No Lot of Clinical Product or Marketed Product shall be released for Delivery unless MERCK's tests show the Clinical Product or Marketed Product meets the applicable Specifications.  Should any production Lot fail to meet the standards set forth in the applicable Specifications, MERCK shall, and ARIAD may, at its option investigate the cause of such failure and provide ARIAD with a written report summarizing the results of MERCK's investigations.  ARIAD shall perform such confirmatory testing of Clinical Product or Marketed Product Delivered to ARIAD as ARIAD may deem appropriate, which may include, but is not limited to, the recommended procedures set forth in the applicable Specifications. ARIAD shall advise MERCK of any failure of such Clinical Product or Marketed Product to meet the standards set forth in the Specifications in accordance with Section 6.3.  MERCK shall supply ARIAD with analytical test methods, reference methods and other testing know-how, including method validation, required to perform confirmation testing as may be required by the FDA or the ICH, and, upon request, with appropriate quantities of reference standards related to Clinical Product or Marketed Product, free of charge, in order to facilitate ARIAD's testing.  In the event ARIAD exercises the right to Manufacture Marketed Product pursuant to Section 2.6, the preceding sentence shall also apply to the EMEA, [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(k) Assay Procedure.  MERCK shall take and retain, for [***] ([***]) years (or such longer period as required by the Specified Regulatory Requirements) following Manufacture, samples of Materials, Clinical Product, Marketed Product and MERCK Product from each Lot, in an amount equal to [***] ([***])  times the amount needed to perform full quality control testing (such testing to include at least that described in the applicable Specifications), and shall specify the identifiable and traceable information regarding the Material, and dates of Manufacture thereof.

(l) Annual Review.  As part of the Development Program, MERCK agrees to implement and perform an annual review program for Marketed Product and MERCK Product including, but not limited to, a review of production related and quality control testing, related investigations of any failure of Marketed Product or MERCK Product to meet the applicable Specifications.  The cost of activities in this Section 8.1(l) shall be [***] and shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the Territory or Territories requiring the investigations.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(m)  Cross Contamination.  If MERCK wishes to have a Third Party that is not an Approved Manufacturer as of the Effective Date become an Approved Manufacturer of Marketed Product or MERCK  Product or any intermediate of Marketed Product or MERCK Product as set forth in Section 2.5(b), MERCK shall either (a) advise the JMC that such Third Party is not producing, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing or shipping any chemical entity classified as “Restricted Category" at the facility at which it will Manufacture Marketed Product or MERCK Product or any intermediate of Marketed Product or MERCK Product, or (b) if "Restricted Category" chemical entities are used to produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship at the Facility at which it will Manufacture Marketed Product or MERCK Product or any intermediate of Marketed Product or MERCK Product, notify the JMC in writing and provide a declaration from the Third Party that such use (i) complies with all applicable cGMP requirements, (ii) will cause no potential problem of cross-contamination with Marketed Product or MERCK Product, and (iii) will not violate any applicable Specified Regulatory Requirements that would prohibit such use in such facility.  If requested, MERCK will obtain from the Third Party and will provide to the JMC a summary of the Third Party’s procedures, controls, and cleaning methods that will be implemented to address any cross-contamination issues, as well as such other reasonable information (excluding any third party confidential information which the Third Party is not permitted to disclose after it has used reasonable efforts to obtain such permission) to allow the JMC to also assess whether the use at such facility of any chemical entity classified within the Restricted Category will potentially present any cross-contamination issue for the Marketed Product or MERCK Product and could be in violation of Specified Regulatory Requirements.  In the event the JMC identifies a potential problem of cross-contamination or with Regulatory Authority requirements that would prohibit the activity, the JMC will meet to implement further measures (procedural or segregation) that may be necessary to address potential cross-contamination issues. Notwithstanding the foregoing, neither MERCK nor its Approved Manufacturers shall manufacture, formulate or package Marketed Product or MERCK Product in any facility that the JMC reasonably determines to present cross-contamination problems for Marketed Product or MERCK Product.  Any planned changes regarding the use of "Restricted Category" chemical entities within any Facility will be notified to ARIAD through the agreed change control processes set forth in Section 8.4.  "Restricted Categories" means any [***] or other [***] such as [***], or other [***] in the Facilities.  The term “Live Agent” means a [***] a [***] that [***], including, but not limited to, [***], and [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(n) Batch Records. All Batch Records, quality control records, batch release records, product stability records, deviation reports, excursion records, out-of-specification reports, and master production and control records required by the Specified Regulatory Requirements relating to the Manufacture of each Lot of Clinical Product, Marketed Product or MERCK Product shall be retained by MERCK or its Approved Manufacturers for a period of not less than [***] ([***]) years from the date of Manufacture of each Lot of Clinical Product, Marketed Product or MERCK Product to which said records pertain or for such longer period as may be required by the Specified Regulatory Requirements.  Thereafter, MERCK shall notify ARIAD of any intention to destroy such records and shall afford ARIAD the opportunity to obtain such records at ARIAD’s expense, whether from MERCK or its Approved Manufacturers.  MERCK shall provide (or cause its Approved Manufacturers to provide) ARIAD with complete and accurate copies of the foregoing documents for each production Lot and costs associated therewith shall be Development Costs and shall be allocated by the JDC between the ARIAD. Territory and the MERCK Territory based on the countries in the Territory requiring the record retention.

8.2.   Quality Provisions Governing Manufacture of Clinical Product and API by ARIAD.

(a) Compliance with Laws and Regulations.   ARIAD agrees to (or cause its Affiliates or Approved Manufacturers to) Manufacture and supply API and Clinical Product in accordance with the applicable Specifications and in accordance with the Specified Regulatory Requirements applicable to Manufacturing API or Clinical Product for supply to MERCK hereunder and Clinical Product for use by ARIAD.

(b) Debarment.  ARIAD represents and warrants that it has not been debarred and is not subject to a pending debarment and that ARIAD will not use in any capacity, in connection with the services to be performed by ARIAD under this Agreement, any Person including an Approved Manufacturer who has been debarred pursuant to Section 306 of the FDCA, or similar law, rule, regulation, guideline or requirement of the FDA, the EMEA or the ICH or who is the subject of a conviction described in such section.  ARIAD agrees to inform MERCK in writing immediately if it or any Person who is performing services hereunder is debarred or is the subject of a conviction described in Section 306 of the FDCA, or similar law, rule, regulation, guideline or requirement of the FDA, the EMEA or the ICH, or if any action, suit, claim, investigation, or legal or administrative proceeding is pending or, to the best of ARIAD’s Knowledge, is threatened, relating to the debarment or conviction of ARIAD or any Person performing services hereunder.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c) Manufacturing Facilities.  ARIAD shall Manufacture or arrange for the Manufacture of Clinical Product (prior to clinical Product Transfer) and API at ARIAD's Manufacturing Facilities.  Subject to this Section 8.2(c) and Section 8.2(b), MERCK understands that ARIAD may use the services of the Approved Manufacturers to Manufacture API and Clinical Product at ARIAD's Facilities.  Manufacturing of API or Clinical Product may not be relocated without MERCK's prior written consent, which shall not be unreasonably withheld.  Manufacturing of Clinical Product or API at any relocated Facility shall comply with the Specified Regulatory Requirements.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(d) Manufacturing and Quality Audits.  ARIAD shall, and shall cause its Affiliates and Approved Manufacturers to, permit the FDA, the EMEA and other Regulatory Authorities to conduct such inspections of the ARIAD Manufacturing Facilities as the FDA, EMEA or such other Regulatory Authorities may request, and shall cooperate with such Regulatory Authorities with respect to such inspections and any related matters, in each case related to API and Clinical Product.  ARIAD agrees to notify MERCK immediately (and, in any event within [***] ([***]) hours of becoming aware thereof) of any proposed or unannounced quality visit or quality inspections by any Regulatory Authority to an ARIAD Manufacturing Facility (whether owned by ARIAD, an Affiliate or a Approved Manufacturer) and if such inspection is reasonably related to (i) API or Clinical Product or (ii) equipment or systems used in the Manufacture of API or Clinical Product, agrees to keep MERCK fully informed about the results and conclusions of each such regulatory inspection, including actions taken by ARIAD, its Affiliates and Approved Manufacturers to remedy conditions cited in such inspections.  If such visit or inspection is directly related to the API or Clinical Product or its Manufacture, ARIAD shall, and shall cause its Affiliates to (and shall use commercially reasonable efforts to cause its Approved Manufacturers to) permit one or more qualified representative(s) of MERCK to be present if requested by MERCK. ARIAD shall promptly, and in no event later than [***] ([***]) business days of receipt thereof, provide MERCK with copies of any written inspection reports issued by such Regulatory Authorities as well as any reports, documents or correspondence with respect to any Regulatory Authority requests or inspections of a ARIAD Manufacturing Facility if such reports, documents or correspondence are directly related to (i) API or Clinical Product or (ii) equipment or systems used in the Manufacture of API or Clinical Product, including, but not limited to, FDA Form 483, Notice of Observation, Establishment Inspection Report, and all correspondence relating thereto; provided that ARIAD may redact any information from such reports, documents or correspondence that is not reasonably related to API or Clinical Product or (ii) equipment or systems used in the Manufacture of API or Clinical Product.   ARIAD, its Affiliates or the applicable Approved Manufacturer will be responsible for the development of responses that are required by any Regulatory Authority and related to the Manufacture of Clinical Product or API and ARIAD shall, and shall cause its Affiliates to, and shall use commercially reasonable efforts to cause its Approved Manufacturers to, furnish copies to MERCK and consult with MERCK, and in good faith consider any timely input from MERCK, in preparing any submissions.  Nothing contained in this Article shall restrict the right of either Party, its Affiliates or Approved Manufacturers to make a timely report of any matter to any Regulatory Authority or take other action that it deems appropriate or required by applicable law. ARIAD shall allow, and shall use commercially reasonable efforts to cause its Approved Manufacturers to allow, MERCK to have access to all quality assurance inspections and audits of ARIAD or its Affiliates or such Approved Manufacturers related to the Manufacture of API and Clinical Product and to the buildings, records and areas of the ARIAD Manufacturing Facility related to the Manufacture of Clinical Product and API.  Additionally, upon notice by MERCK, ARIAD shall, and shall cause its Affiliates to (and shall use commercially reasonable efforts to cause its Approved Manufacturers to) allow one or more technical specialists from MERCK or MERCK’s designees, to conduct quality audits of the ARIAD Manufacturing Facilities, any other facility which is proposed to Manufacture API or Clinical Product and Quality Assurance Systems with respect to Clinical Product or API.  Observations and conclusions of MERCK's audits will be issued to, and promptly discussed with ARIAD, and corrective action required by the Specified Regulatory Requirements shall be implemented by ARIAD and its Affiliates (and ARIAD shall use commercially reasonable efforts to cause its Approved Manufacturers to cause to be implemented such corrective action) prior to Manufacturing additional API or Clinical Product to the extent practicable.  MERCK shall have the right to review all relevant documentation pertinent to the corrective actions implemented by ARIAD and its Affiliates and ARIAD shall use commercially reasonable efforts to cause its Approved Manufacturers to permit MERCK to review all relevant documentation pertinent to the corrective actions implemented by its Approved Manufacturer.  The cost of all such corrective actions required in the processes or documentation for the Manufacture, of Clinical Product or API shall be a Development Cost and shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the jurisdiction imposing the requirement in question.  For clarity, the cost of corrective actions required to be made to any Manufacturing Facility, equipment or general processes and procedures not directly attributable to the manufacture of Clinical Product or API shall not be a Development Cost.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(e) Maintenance; Validation.  ARIAD agrees to operate and maintain (or cause its Affiliates and Approved Manufacturers to operate and maintain) the ARIAD Manufacturing Facilities and all equipment used, directly or indirectly, to Manufacture API and Clinical Product in accordance with the Specified Regulatory Requirements, and to maintain (and cause its Affiliates and Approved Manufacturers to maintain) said Facilities and equipment in an acceptable state of repair and operating efficiency so as to meet the applicable Specifications and comply with the Specified Regulatory Requirements.  ARIAD shall validate and maintain the validation of (or cause its Affiliates and Approved Manufacturers to validate and maintain) the Facilities, the equipment (including, without limitation, conducting installation, operational and performance qualification), production, cleaning, packaging, process and any other appropriate steps performed at the ARIAD  Manufacturing Facilities.

(f) Costs of Compliance.  Activities related to bringing processes or documentation for the Manufacture of Clinical Product or API in an ARIAD Manufacturing Facility into compliance with the Specified Regulatory Requirements at any time shall be Manufacturing Development, and the Development Cost thereof shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the Territory or Territories for which compliance is required. Costs of activities related to bringing physical plant and equipment in an ARIAD Manufacturing Facility into compliance with the Specified Regulatory Requirements [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(g) Certificate of Analysis.  ARIAD shall provide MERCK with certificates of analysis related to API and Clinical Product for each Lot or Batch, as applicable, released for Delivery hereunder.  These certificates will document that each Batch of API or Lot of Clinical Product received by MERCK conforms to the applicable Specifications.  These certificates shall include the date of Manufacture and either a retest date or expiry date for the applicable API or Clinical Product, as appropriate and shall be signed by an authorized representative of the Quality Unit of ARIAD or its applicable Affiliate or Approved Manufacturer.  A copy of each certificate shall be included with each Lot or Batch Delivered to MERCK, and one copy shall be faxed at the same time to the MERCK representative specified in the applicable Quality Agreement.  ARIAD shall also provide MERCK with Regulatory Authority certification, for those countries in which the applicable Regulatory Authority is in the practice of requiring any such certifications.

(h) MERCK Product Release and Acceptance of API.  MERCK shall be responsible for acceptance of API supplied hereunder and final release of MERCK Product for sale in the MERCK Territory, in each case in accordance with MERCK’s standard practices.  ARIAD is responsible for providing, in support of MERCK’s responsibility for the final release decision or acceptance of API, a copy of all Manufacturing records required by MERCK to accept API and release MERCK Product, including but not limited to a Certificate of Manufacturing Compliance, Certificate of Analysis, Batch Records and information as further specified in the Quality Agreement, for each Batch of API Manufactured hereunder.

(i) Stability Testing.  (A)  ARIAD shall perform an on-going program of annual stability testing (including temperature and humidity) for Commercial API, in accordance with a protocol approved by the JDC and in compliance with the Specified Regulatory Requirements on samples from [***] ([***]) production Lots of Commercial API during the first year in which Commercial API is Manufactured, and at least [***] of Batch of Commercial API each year thereafter.  ARIAD shall perform any additional stability testing programs if required by changes made to the Commercial API.  Such stability testing shall be stability indicating (i.e., the test shall be a validated analytical method capable of distinguishing actives from degradates and which reliably quantifies degradates). In the event that ARIAD detects any instability and/or degradation in excess of limits set forth in the Specifications in connection with such testing, ARIAD shall promptly notify the JMC, and ARIAD will follow its normal procedures for investigation and process modifications with respect to such instability and/or degradation and will keep the JMC regularly informed of progress and results.  In addition, ARIAD shall place one Batch of Commercial API on stability testing following the implementation of any change described in Section 8.4.  Prior to First Commercial Sale of Product, the activities in this Section 8.2(i)(A) shall be Manufacturing Development and the Development Cost thereof shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the territory or territories imposing the requirement.  After First Commercial Sale of Product, the activities in this Section 8.2(i)(A) shall be part of Commercialization, and the [***] thereof shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the territory or territories imposing the requirement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(B)           If Standard Delivered Form is Bulk Packaging, ARIAD shall perform an on-going program of annual stability testing (including temperature and humidity) for Marketed Product in Primary Packaged Form, in accordance with a protocol approved by the JDC and in compliance with the Specified Regulatory Requirements, on samples from [***] ([***]) production Lots of Marketed Product during the first year in which Marketed Product is Manufactured, and at least [***] of Marketed Product each year thereafter.  ARIAD shall perform any additional stability testing programs if required by changes made to the Marketed Product.  Such stability testing shall be stability-indicating (i.e., the test shall be a validated analytical method capable of distinguishing actives from degradates and which reliably quantified degradates).  In the event ARIAD detects any instability and/or degradation in excess of limits set forth in the Specifications in connection with such testing, ARIAD shall promptly notify the JMC, and ARIAD will follow its normal procedures for investigation and process modifications with respect to such instability and/or degradation and will keep the JMC regularly informed of progress and results.  In addition, ARIAD shall place one (1) Lot of Marketed Product on stability testing following the implementation of any change described in Section 8.4.  Prior to First Commercial Sale of Marketed Product, the activities in this Section 8.2(i)(B) shall be Manufacturing Development, and the Development Cost thereof shall be allocated by the JDC to the ARIAD Territory.  After First Commercial Sale of Marketed Product, the activities in this Section 8.2(i)(B) shall be part of Commercialization, and the [***] thereof shall be allocated by the JDC to the ARIAD Territory.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(j) Testing Requirements.  ARIAD shall be responsible for compliance with all API and Clinical Product (before Clinical Product Transfer) quality control testing and other testing requirements set forth in the applicable Specifications, the Specified Regulatory Requirements and the Quality Agreements.  ARIAD shall make the results of its quality control tests available to MERCK on or before the date of Delivery of the corresponding Batches of API or Lots of Clinical Product.  ARIAD agrees to implement and maintain validation protocols, processing control procedures, and process change procedures, including, without limitation, the assignment of identification numbers to each Batch of the API and Lot of Clinical Product and the maintenance of production records, quality control records, Batch Records, and related information.  ARIAD shall perform all testing of API and Clinical Product in accordance with established analytical test methods and procedures set forth or referenced in the Quality Agreements and/or the Specifications.  No Batch of API or Lot of Clinical Product shall be released for Delivery unless ARIAD's tests show the API or Clinical Product meets the applicable Specifications.  Should any production Batch or Lot fail to meet the standards set forth in the Specifications, ARIAD shall, and MERCK may, at its option, investigate the cause of such failure and provide MERCK with a written report summarizing the results of ARIAD's investigations.  MERCK shall perform such confirmatory testing of API and Clinical Product released for Delivery to MERCK as MERCK may deem appropriate, which may include, but is not limited to, the recommended procedures set forth in the applicable Specifications.  MERCK shall advise ARIAD of any failure of such API or Clinical Product to meet the standards set forth in the applicable Specifications in accordance with Section 6.3.  ARIAD shall supply MERCK with analytical test methods, reference methods and other testing know-how, including method validation, required to perform confirmation testing as may be required by the FDA, the EMEA, the ICH, [***] and, upon request, with appropriate quantities of reference standards related to API and Clinical Product, free of charge, in order to facilitate MERCK's testing.

(k) Assay Procedure.  ARIAD shall take and retain, for [***] ([***]) years (or such longer period as required by the Specified Regulatory Requirements) following Manufacture samples of API, Materials and Clinical Product from each Batch or Lot, as applicable, in an amount equal to [***] ([***]) times the amount needed to perform full quality control testing (such testing to include at least that described in the applicable Specifications), and shall specify the identifiable and traceable information regarding the Material, and dates of Manufacture thereof.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(l) Annual Review.  As part of the Development Program, ARIAD agrees to implement and perform an annual review program for API including, but not limited to, a review of production related and quality control testing related investigations of any failure of API to meet the applicable Specifications.  The cost of activities in this Section 8.2(l) shall be [***] and shall be allocated by the JDC between the ARIAD Territory and the MERCK Territory based on the Territory or Territories requiring the investigations.

(m)  Cross Contamination.  If ARIAD wishes to have a Third Party that is not an Approved Manufacturer as of the Effective Date become an Approved Manufacturer of API or Clinical Product or any intermediate of API or Clinical Product as set forth in Section 2.5(b), ARIAD shall either (a) advise the JMC that  such Third Party is not producing, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing or shipping any chemical entity classified as “Restricted Category" at the facility at which it will Manufacture API or Clinical Product or any intermediate of API or Clinical Product, or (b) if "Restricted Category" chemical entities are used to produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship at the Facility at which it will Manufacture API or Clinical Product or any intermediate of API or Clinical Product, notify the JMC in writing and provide a declaration from the Third Party that such use (i) complies with all applicable cGMP requirements, (ii) will cause no potential problem of cross-contamination with API or Clinical Product, and (iii) will not violate any applicable Specified Regulatory Requirements that would prohibit such use in such facility.  If requested, ARIAD will obtain from the Third Party and will provide to the JMC a summary of the Third Party’s procedures, controls, and cleaning methods that will be implemented to address any cross-contamination issues, as well as such other reasonable information (excluding any third party confidential information which the Third Party is not permitted to disclose after it has used reasonable efforts to obtain such permission) to allow the JMC to also assess whether the use at such facility of any chemical entity classified within the Restricted Category will potentially present any cross-contamination issue for the API or Clinical Product and could be in violation of Specified Regulatory Requirements.  In the event the JMC identifies a potential problem of cross-contamination or with Specified Regulatory Requirements that would prohibit the activity, the JMC will meet to implement further measures (procedural or segregation) that may be necessary to address potential cross-contamination issues.  Notwithstanding the foregoing, neither ARIAD nor its Approved Manufacturers shall manufacture, formulate or package API or Clinical Product in any facility that the JMC reasonably determines to present cross-contamination problems for API or Clinical Product.  Any planned changes regarding the use of "Restricted Category" chemical entities within any Facility will be notified to MERCK through the agreed change control processes set forth in Section 8.4.  "Restricted Categories" means any [***] or other [***] such as [***], or other [***] in the Facilities.  The term “Live Agent” means a [***] a [***] that [***], including, but not limited to, [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(n) Batch Records. All Batch Records, quality control records, batch release records, product stability records, deviation reports, excursion reports, out-of-specification reports, and master production and control records required by the Specified Regulatory Requirements relating to the Manufacture of each Batch of API or Lot of Clinical Product shall be retained by ARIAD or its Approved Manufacturers for a period of not less than (i) [***] ([***]) years from the date of Manufacture of each Lot of Clinical Product to which said records pertain, or (ii) [***] ([***]) years from date of Manufacture of each Batch of API to which said records pertain, or (iii) in the case of clauses (i) or (ii) for such longer period as may be required by the Specified Regulatory Requirements.  Thereafter, ARIAD shall notify MERCK of any intention to destroy such records and shall afford MERCK the opportunity to obtain such records at MERCK’s expense, whether from ARIAD or its Approved Manufacturers.  ARIAD shall provide (or cause its Approved Manufacturers to provide) MERCK with complete and accurate copies of the foregoing documents for each production batch and costs associated therewith shall be Development Costs and shall be allocated by the JDC between the U.S. Territory and the ROW Territory based on the countries in the Territory requiring the record retention.

8.3.           Additional Regulatory Requirements.  If either Party believes that compliance with cGMPs or other laws, rules, guidelines or regulations of a Regulatory Authority of any jurisdiction other than the FDA, the EMEA, the ICH, [***] is required to comply with the Specified Regulatory Requirements are required, it will notify the other Party.  The JMC shall promptly meet to review the matter and shall develop a plan to achieve compliance therewith in the relevant jurisdiction.  Each Party will contribute expertise and technology to the development and implementation of such plan.  All expenses of compliance with laws, rules, guidelines or regulations of a Regulatory Authority [***] and all [***] under this Section 8.3 shall be allocated to the MERCK Territory as incremental Development Costs.  When such plan has been developed and implemented for any jurisdiction other than the United States, the European Union, [***], the definitions of cGMP and Specified Regulatory Requirements shall be deemed amended to include such jurisdiction and such jurisdiction shall be referred to herein as an “Added Regulatory Jurisdiction.”

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

8.4           Changes to Registered Technical Parameters.  Notwithstanding anything in this Agreement to the contrary, neither Party shall amend, change or supplement any of the following parameters, as specified in any Commercialization Regulatory Approval, in connection with the Manufacture of Commercial API, Marketed Product or MERCK Product without giving written notice to the other Party:  (a) the Facilities used for Manufacturing as they are specified and approved in any applicable Commercialization Regulatory Approval and subject to approval as set forth in Section 8.1(c) or 8.2(c), (b) the source of Materials; (c) the equipment used for Manufacturing; (d) the test methods used in connection with Manufacturing; and (e) the processes used for Manufacturing (clauses (a)-(e), collectively the “Registered Technical Parameters”).  For clarity, the Specifications may only be changed in accordance with Section 4.2, and neither Party may otherwise change the Specifications.

If either Party provides notice of a change in any Registered Technical Parameter (each, a “Registered Technical Parameter Change”), the other Party shall promptly advise as to whether it believes such Registered Technical Parameter Change requires Regulatory Approval in the ARIAD Territory in the case of ARIAD or the MERCK Territory in the case of MERCK.  Any disagreement as to whether any Registered Technical Parameter Change requires Regulatory Approval shall be referred to the JMC for resolution in accordance with Section 2.4.5 of the Collaboration Agreement.

If any such Regulatory Approval is required,

(i)           MERCK and ARIAD shall each furnish to the other any data or information in its Control requested by the other Party for use in seeking such Regulatory Approval;

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(ii)          MERCK or ARIAD, as the case may be, shall as soon as practicable make any Regulatory Filings necessary for such Regulatory Approval, subject to its receipt of any required supporting data and information;

(iii)         MERCK or ARIAD, as the case may be, shall use Commercially Reasonable Efforts to pursue such Regulatory Approval;

(iv)         Until such Regulatory Approval is received, the Manufacturing Party shall continue to supply Commercial API, Marketed Product or MERCK Product in accordance with this Agreement meeting the Registered Technical Parameters consistent with the existing Regulatory Approval.

If no Regulatory Approval is required, the Party proposing the change shall notify the JDC and the JMC of such change in the event that such change may impact the critical quality attributes or parameters of Commercial API, Marketed Product or MERCK Product as further specified in the Quality Agreements.

ARTICLE IX.

REGULATORY MATTERS

9.1. Recalls.

(a)           In the event that MERCK Product in the MERCK Territory or Marketed Product in the ARIAD Territory is recalled or withdrawn (or other corrective action is taken with respect thereto), each Party shall reasonably cooperate with other Party in connection with such recall or withdrawal (or corrective action).  Notwithstanding anything to the contrary in the Collaboration Agreement, if such recall or withdrawal (or corrective action) is caused by breach of any of the warranties set forth in Section 6.1 or Section 6.2, as applicable, the breaching Party shall reimburse the non-breaching Party for (i) all recalled or withdrawn Marketed Product and MERCK Product, (ii) all costs associated with shipping and distributing the recalled or withdrawn Marketed Product and MERCK Product, and (iii) all expenses of such recall or withdrawal (or corrective action).

(b)           All decisions to recall or withdraw Product in the MERCK Territory or in the ARIAD Territory shall be governed by Section 3.11 of the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

9.2. Safety.  Each Party shall immediately (and, in any event, within sufficient time to allow the other Party to comply with applicable law or regulations) notify the other Party of Adverse Events or any other information concerning API, Clinical Product, MERCK Product or Marketed Product, as the case may be, supplied by such Party which the Senior Management of its Quality Unit believes is likely to affect the approved claims made for the Product or the continued use of the Clinical Product or marketing of Marketed Product or MERCK Product.  Any such notification will include all related information in detail.  Upon receipt of any such information, the Parties shall immediately consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action as set forth in Section 3.10.6 of the Collaboration Agreement; provided, however, that nothing contained herein shall be construed as restricting the right of either Party to take any action permitted by Section 3.10.6 of the Collaboration Agreement or to make a timely report of such matter to any Regulatory Authority or take other action that it deems to be appropriate or required by applicable law, rules, regulations or regulatory requirements, including, without limitation, in the case of ARIAD, delivery of any safety or adverse event information to ARIAD Medical Device Collaborators.  Each Party will notify the other immediately of any health hazards with respect to API, Clinical Product, Marketed Product and MERCK Product which may impact employees involved in the Manufacture of API, Clinical Product, Marketed Product and MERCK Product.

ARTICLE X.

TERM AND TERMINATION

10.1. Term.  The term of this Agreement (the “Term”) shall begin as of the Effective Date and, unless earlier terminated pursuant to this Article, shall continue until the termination or expiration of the Collaboration Agreement in accordance with the terms thereof.  This Agreement shall terminate immediately without requiring any action by either Party upon any termination of the Collaboration Agreement or its expiration in both the ARIAD Territory and the MERCK Territory.

10.2. Termination by Mutual Consent.  This Agreement may be terminated by written agreement of the Parties.

10.3. Termination for Breach.  Except as set forth herein, (i) either Party may terminate this Agreement, effective immediately upon written notice to the other Party, for a material breach by the other Party of any term of this Agreement that remains uncured [***] ([***]) days ([***] ([***]) days in the event that the breach is a failure of a Party to make any payment required hereunder) after the non-breaching Party first gives written notice to the other Party of such breach and its intent to terminate this Agreement if such breach is not cured.  A failure to supply API, Clinical Product or Marketed Product hereunder shall not be a breach of this Agreement, and the sole remedy of a Party in such a case shall be as set forth in Section 2.6 or Section 2.10, as applicable.  For clarity, a breach of this Agreement shall not be a breach of the Collaboration Agreement and shall not be a basis for termination of the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.4. Termination for Insolvency.  In the event that ARIAD Pharmaceuticals, Inc. or MERCK Parent makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not discharged within [***] ([***]) days of the filing thereof, then the other Party may terminate this Agreement effective immediately upon written notice to the Party of which such entity is a part.

10.5. Effect of Termination of Supply Agreement by ARIAD or by Mutual Consent.

(a)           If this Agreement is terminated as a result of (i) termination of this Agreement pursuant to Section 10.2, (ii) a termination of the Collaboration Agreement by ARIAD pursuant to Section 9.2.1(d), 9.2.2 or 9.2.3 of the Collaboration Agreement or pursuant to Section 10.3 or 10.4 of this Agreement, or (iii) termination of the Collaboration Agreement by MERCK pursuant to Section 9.2.1(a) of the Collaboration Agreement, then MERCK shall, at ARIAD's election, continue to supply Marketed Product, API (in the event MERCK is supplying ARIAD, at the time of termination, with API pursuant to Section 2.7 of this Agreement) and Clinical Product (if Clinical Product Transfer has occurred) to ARIAD on the terms set forth herein until the earlier of (x) such time as ARIAD notifies MERCK that ARIAD has achieved alternative manufacturing arrangements which are presently capable of Manufacturing API (if applicable), Clinical Product and Marketed Product in accordance with ARIAD's quality standards and in compliance with the Specified Regulatory Requirements, or (y) [***] years.  For clarity, if this Agreement is terminated as a result of the termination of the Collaboration Agreement by MERCK in accordance with Section 9.2.1(b) and Section 9.2.1(c) of the Collaboration Agreement, MERCK shall not have the obligation to supply Marketed Product, API or Clinical Product to ARIAD pursuant to the preceding sentence.  If this Agreement is terminated by ARIAD pursuant to Section 10.3 or 10.4 of this Agreement, at MERCK's election, but subject to Section 10.9, ARIAD shall continue to supply MERCK with API or MERCK Product (in the event ARIAD is supplying MERCK, at the time of termination, with MERCK Product pursuant to Section 2.7 of this Agreement) on the terms set forth herein until earlier of (x) such time as MERCK notified ARIAD that MERCK has achieved alternate manufacturing arrangements which are presently capable of Manufacturing API or MERCK Product (if applicable) in accordance with MERCK's quality standards and in compliance with the Specified Regulatory Requirements, or (y) [***] years.  In addition, MERCK shall grant to ARIAD a non-exclusive royalty-free, sublicensable license to use all Manufacturing Know-How Controlled by MERCK to the extent necessary or useful for ARIAD or its Affiliates to make or have made API, Clinical Product and Marketed  Product for the ARIAD Territory and shall provide ARIAD and its Affiliates with all Manufacturing Know-How Controlled by MERCK and assistance necessary for ARIAD to Manufacture Marketed Product and API (if ARIAD is not at the time of termination Manufacturing API) which assistance and Manufacturing Know-How transfer shall be provided in accordance with 2.6(b) for a period of time not to exceed [***] ([***]) Months.  The license granted under this Section 10.5 shall continue in accordance with Section 9.3.2(a) of the Collaboration Agreement.  The costs associated with such assistance and Manufacturing Know-How transfer shall be borne by the party incurring the expense.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)           In the event this Agreement is terminated by ARIAD pursuant to Section 10.3 of this Agreement (i) ARIAD shall have the right to require MERCK to purchase all MERCK Product or Commercial API, covered by Firm Orders and all Materials specifically related to Manufacture of Commercial API or MERCK Product, or (ii) ARIAD may in its sole discretion, cancel any outstanding Firm Orders which have not been Delivered to MERCK.

(c)           In the event this Agreement expires, is terminated by ARIAD pursuant to Section 10.3 of this Agreement or by reason of the termination of the Collaboration Agreement by ARIAD in accordance with Section 9.2.1(d), 9.2.2 or 9.2.3 of the Collaboration Agreement or by MERCK pursuant to Section 9.2.1 of the Collaboration Agreement, or is terminated by mutual agreement of the Parties pursuant to Section 10.2, ARIAD and its Related Parties shall have the right to continue to sell or use, as the case may be,  all Clinical Product and Marketed Product remaining in their possession at the time of expiration or termination, in accordance with the terms of the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.6. Effect Termination of Supply Agreement by MERCK or by Mutual Consent.

(a)           If this Agreement is terminated as a result of (i) a termination of this Agreement pursuant to Section 10.2 or (ii) a termination of the Collaboration Agreement by MERCK pursuant to Section 9.2.2 or 9.2.3 of the Collaboration Agreement or pursuant to Section 10.3 or 10.4 of this Agreement (i)  ARIAD shall at MERCK's election continue to supply Clinical API (if Clinical Product Transfer has occurred), Clinical Product (if Clinical Product Transfer has not occurred) Commercial API, and MERCK  Product (in the event ARIAD is supplying MERCK with MERCK Product at the time of termination pursuant to Section 2.7 of this Agreement) to MERCK on the terms set forth herein until the earlier of (x) such time as MERCK notifies ARIAD that MERCK has achieved alternative manufacturing arrangements which are presently capable of Manufacturing Clinical Product, Clinical API, Commercial API and MERCK Product (each as applicable) in accordance with MERCK’s quality standards and in compliance with the Specified Regulatory Requirements, or (y) [***] years.  If this Agreement is terminated by MERCK pursuant to Section 10.3 or 10.4 of this Agreement, at ARIAD's election, but subject to Section 10.9, MERCK shall continue to supply ARIAD with Marketed Product or API (if MERCK is supplying ARIAD, at the time of termination, with API  pursuant to Section 2.7) on the terms set forth herein until earlier of (x) such time as ARIAD notifies MERCK that ARIAD has achieved alternate manufacturing arrangements which are presently capable of Manufacturing Marketed Product or API (if applicable) in accordance with ARIAD's quality standards and in compliance with the Specified Regulatory Requirements, or (y) [***] years.  In addition, ARIAD shall grant to MERCK a non-exclusive royalty-free, sublicensable license to use all Manufacturing Know-How Controlled by ARIAD to the extent necessary or useful for MERCK or its Affiliates to make or have made API, Clinical Product and MERCK Product for the MERCK Territory and shall provide MERCK and  its Affiliates with the Manufacturing Know-How Controlled by ARIAD and assistance necessary for MERCK to Manufacture API and MERCK Product (if ARIAD is at the time of termination Manufacturing MERCK Product) which assistance and Manufacturing Know-How transfer shall be provided in accordance with 2.6(a) for a period of time not to exceed [***] ([***]) Months.  The costs associated with such assistance and Manufacturing Know-How transfer shall be borne by the party incurring the expense.  The license granted under this Section 10.6 shall continue in accordance with Section 9.3.2(a) of the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(b)           In the event this Agreement expires, is terminated by MERCK pursuant to 10.3 of this Agreement or by reason of the termination of the Collaboration Agreement by MERCK in accordance with Section 9.2.2 or 9.2.3 of the Collaboration Agreement, or is terminated by mutual agreement of the Parties pursuant to Section 10.2, MERCK, and its Related Parties shall have the right to continue use the API to Manufacture Product and to sell or use all Clinical Product, or MERCK Product remaining in their possession at the time of expiration or termination, in accordance with the terms of the Collaboration Agreement.

(c)           In the event this Agreement is terminated by MERCK pursuant to Section 10.3 of this Agreement (i) MERCK shall have the right to require ARIAD to purchase all Marketed Product or Commercial API covered by Firm Orders and all Materials specifically related to Manufacture of Marketed Product or Commercial API (in the event MERCK is supplying ARIAD Commercial API pursuant to Section 2.6) for the ARIAD Territory, or (ii) MERCK may in its sole discretion, cancel any outstanding Firm Orders which have not been Delivered to ARIAD.

10.7. Improvements to Manufacture of Commercial API.  In the event that MERCK initiates the Manufacture of Commercial API upon termination of this Agreement and makes any improvements to the Manufacture of Commercial API and such improvements would be treated as Product Technology under the Collaboration Agreement, then MERCK shall transfer all right, title and interest in such improvements to ARIAD and such improvements shall be subject to all licenses granted to MERCK hereunder and under the Collaboration Agreement.  If such improvements would not be treated as Product Technology under the Collaboration Agreement, MERCK shall grant to ARIAD a perpetual, non-exclusive, royalty-free, worldwide license with the right to grant sublicenses to such improvements that are made by MERCK [***].

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.8. Expiration of this Agreement or the Collaboration Agreement.  With respect to expiration of this Agreement or the Collaboration Agreement, each Party agrees that the other Party may Manufacture or have Manufactured Clinical Product, MERCK Product, Marketed Product or API under the rights granted to the Other Party under Section 10.5 or Section 10.6 (which grant of rights shall apply in the event of expiration of this Agreement or the Collaboration Agreement) starting [***] ([***]) Months prior to expiration of the Term of this Agreement or the Collaboration Agreement for the purpose of enabling each Party or its designee to obtain the necessary Regulatory Approvals for its Manufacture of API and Product after the expiration of this Agreement or the Collaboration Agreement.  Such rights set forth in Section 10.5 and Section 10.6 and granted under this Section 10.8 shall continue in accordance with Section 9.3.2(a) of the Collaboration Agreement.  The JSC shall determine the date on which such [***] ([***]) month period shall commence.

10.9. Payment of Outstanding Debts.  Upon expiration or termination of this Agreement for whatever reason, either Party shall settle all outstanding invoices or monies owed to the other Party or its Affiliates pursuant to their stated terms; provided however, that in the event the termination is the result of a breach by a Party, all amounts owed to the other Party under this Agreement shall become immediately due and payable.  In the event of termination of this Agreement by either Party pursuant to Section 10.4, the terminating Party shall have no obligation to supply API, Marketed Product or MERCK Product to the terminated Party unless all amounts due to the terminating Party at the time of termination are paid in accordance with the preceding sentence.

10.10. Return of Information.  Unless otherwise permitted under this Agreement or the Collaboration Agreement, within [***] ([***]) days subsequent to the expiration or termination of this Agreement, either Party shall return to the other Party all confidential information received from the other Party, including all copies thereof, and forward to the other Party all documents or materials created from such confidential information; provided, however, that each Party shall have the right to retain information subject to a continuing license or right of use of hereunder and one copy of information in its confidential files to the extent retention of such information is required by applicable laws and regulations.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.11. Effect of Acquisition.  (a) In the event of an Acquisition of ARIAD Pharmaceuticals, Inc. in which this Agreement is assigned to an entity other than ARIAD, if the surviving entity to which this Agreement is assigned does not have knowledge and experience in operating under FDA and EMEA regulations at least equivalent to the knowledge and experience of ARIAD, or then a Release Condition will be deemed to have occurred, and MERCK shall have the right to Manufacture Commercial API as set forth in Section 2.6(b).  If MERCK exercises such right within thirty (30) days after the consummation of the Acquisition, Sections 2.6(b), (c) and (e) and Section 2.7 shall apply, as well as any other provision of this Agreement that applies to the Manufacture of Commercial API by MERCK.  For clarity, the exercise of MERCK of the right to Manufacture Commercial API as the result of an Acquisition shall have the same consequences and results as the exercise by MERCK of the right to Manufacture Commercial API as the result of a Supply Failure.

(b)           In the event of an Acquisition of ARIAD Pharmaceuticals, Inc. in which this Agreement is assigned to another entity other than ARIAD, if the surviving entity to which this Agreement is assigned  appears on the Entity List administered by the Bureau of Industry and Security, U.S. Department of Commerce or the Specifically Designated Nationals and Blocked Persons List administered by the Office of Foreign Assets Control, U.S. Department of Treasury, then MERCK shall have the right to terminate this Agreement.

10.12. Survival.  Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Articles I, VI, VIII, IX, X, XI, XII, and XIII, as well as any rights or obligations accrued hereunder (including any accrued payment obligations), prior to expiration or termination, shall survive the expiration or termination of the Term.

ARTICLE XI.

CONFIDENTIALITY

11.1. The terms and conditions of Section 5 of the Collaboration Agreement are hereby incorporated herein by reference mutatis mutandis.

ARTICLE XII.

INDEMNIFICATION

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.1. Indemnification of MERCK by ARIAD.  ARIAD shall indemnify, defend and hold harmless MERCK, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “MERCK Indemnitees”), against all liabilities, damages, losses and expenses (including, without limitation, reasonable attorneys’ fees and expenses of litigation) (collectively, “Losses”) incurred by or imposed upon the MERCK Indemnitees, or any of them, as a direct result of claims, suits, actions, demands or judgments of Third Parties, including, without limitation, personal injury and product liability claims (collectively, “Claims”), arising out of (i) the failure of API, Clinical Product or Marketed Product (in the event of supply of Marketed Product by ARIAD to MERCK  under Section 2.7) provided by ARIAD to MERCK hereunder  or Marketed Product Manufactured by ARIAD under Section 2.6 for sale by ARIAD to meet the warranties set forth in Section 6.1 or (ii) the gross negligence or willful misconduct of ARIAD in the supply of API, Clinical Product or Marketed Product (in the event of supply of Marketed Product by ARIAD under Section 2.7), as the case may be, hereunder, except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, MERCK; provided that, with respect to any Claim for which ARIAD has an obligation to any MERCK Indemnitee pursuant to this Section 12.1 and MERCK has an obligation to any ARIAD Indemnitee pursuant to Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.

12.2. Indemnification of ARIAD by MERCK.  MERCK shall indemnify, defend and hold harmless ARIAD, its Affiliates, their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, the “ARIAD Indemnitees”), against all Losses incurred by or imposed upon the ARIAD Indemnitees, or any of them, as a direct result of Claims arising out of (i) the failure of Clinical Product, Marketed Product, or API (in the event of supply of API  by MERCK under Section 2.7) provided by MERCK to ARIAD hereunder or MERCK Product Manufactured by MERCK for sale by MERCK to meet the warranties set forth in Section 6.2, or (ii) the gross negligence or willful misconduct of MERCK in the supply of API (in the event of supply of API by MERCK under Section 2.7), Clinical Product, Marketed Product or MERCK Product, as the case may be, hereunder, except with respect to any Claim or Losses that result from a breach of this Agreement by, or the gross negligence or willful misconduct of, ARIAD; provided that with respect to any Claim for which ARIAD has an obligation to any MERCK Indemnitee pursuant to Section 12.1 and MERCK has an obligation to any ARIAD Indemnitee pursuant to this Section 12.2, each Party shall indemnify each of the other Party’s Indemnitees for its Losses to the extent of its responsibility, relative to the other Party, for the facts underlying the Claim.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.3. Indemnification of MERCK by ARIAD and ARIAD’s Medical Device Collaborators.  In the event of supply of API by MERCK under Section 2.7 to ARIAD for sale to ARIAD’s Medical Device Collaborators, ARIAD shall, and shall require its Medical Device Collaborators to enter into an agreement with MERCK pursuant to which such Medical Device Collaborators shall, indemnify, defend and hold harmless the MERCK Indemnitees, against all Losses incurred by or imposed upon the MERCK Indemnitees, or any of them, as a direct result of Claims by an ARIAD Medical Device Collaborator or a purchaser or user of a Medical Device manufactured or sold by an ARIAD Medical Device Collaborator other than any Claim or Loss based on the failure of API provided by MERCK hereunder to meet the warranties set forth in Section 6.2, or any Claim or Loss that results from a breach of this Agreement by, or the gross negligence or willful misconduct of, MERCK.

12.4. Conditions to Indemnification.  A Person seeking recovery under this Article 12 (the “Indemnified Party”) in respect of a Claim shall give prompt notice of such Claim to the Party from which indemnification is sought (the “Indemnifying Party”) and, provided that the Indemnifying Party is not contesting its obligation under this Article 12, shall permit the Indemnifying Party to control any litigation relating to such Claim and the disposition of such Claim; provided that the Indemnifying Party shall (a) act reasonably and in good faith with respect to all matters relating to the settlement or disposition of such Claim as the settlement or disposition relates to such Indemnified Party and (b) not settle or otherwise resolve such claim without the prior written consent of such Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed).  Each Indemnified Party shall cooperate with the Indemnifying Party in its defense of any such Claim in all reasonable respects and shall have the right to be present in person or through counsel at all legal proceedings with respect to such Claim.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

12.5. Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY WARRANTY WITH RESPECT TO ANY TECHNOLOGY, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND EACH PARTY HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.

12.6. Liability Cap.  The total aggregate liability of one Party to the other under this Article 12 (other than Section 12.3) or Section 9.1 or any other basis of action (including without limitation common law, contract, tort and indemnity law) arising out of this Agreement and/or the Collaboration Agreement, shall not exceed [***] ($[***]); provided, however, failure of either Party to pay the applicable Manufacturing Cost or any other payment due hereunder or under the Collaboration Agreement shall not be subject to the limitation of liability contained in this Section 12.6.

12.7. Limited Liability.  NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR (I) ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, LOST PROFITS OR LOST REVENUES, OR (II) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES, WHETHER UNDER ANY CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY.

ARTICLE XIII.

MISCELLANEOUS

13.1. Generally. The terms and conditions of Section 12 of the Collaboration Agreement other than Sections 12.2 and 12.11 are hereby incorporated herein by reference as if set forth herein in full.

13.2. Dispute Resolution. The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either Party’s rights and/or obligations hereunder.  The Parties agree that such disputes shall be resolved according to the procedure set forth in Section 12.1 of the Collaboration Agreement.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

13.3. Notices.  All notices and communications shall be in writing and delivered personally or by internationally-recognized overnight express courier providing evidence of delivery or mailed via certified mail, return receipt requested, addressed as follows, or to such other address as may be designated from time to time:

If to MERCK:

Merck & Co., Inc. One Merck Drive P.O. Box 100, WS3A-65 Whitehouse Station, NJ 08889-0100 Attention: Office of Secretary Facsimile No.: (908)735-1246

Merck & Co., Inc. Two Merck Drive Attention: Vice President of Supply Chain Management, Merck Manufacturing Division P.O. Box 200 Whitehouse Station, NJ 08889-0200 Facsimile: 908-423-1174 If to ARIAD

ARIAD Pharmaceuticals, Inc. 26 Landsdowne Street Cambridge, MA 02139 Tel: (617) 494-0400 Fax: (617) 494-1828 Attention: Chief Executive Officer and Chief Legal Officer

ARIAD Gene Therapeutics, Inc. 26 Landsdowne Street Cambridge, MA 02139 Tel: (617) 494-0400 Fax: (617) 494-1828 Attention: Chief Executive Officer

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

With a copy to:

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts 02111 Attention: Jeffrey M. Wiesen, Esq. Tel: (617) 542-6000 Fax: (617) 542-2241

Except as otherwise expressly provided in this Agreement or mutually agreed in writing, any notice, communication or document (excluding payment) required to be given or made shall be deemed given or made and effective upon actual receipt or, if earlier, (a) three (3) business days after deposit with an internationally-recognized overnight express courier with charges prepaid, or (b) five (5) business days after mailed by certified, registered or regular mail, postage prepaid, in each case addressed to a Parties at its address stated above or to such other address as such Party may designate by written notice given in accordance with this Section 13.3.

13.4. Insurance.  ARIAD and MERCK each agree to maintain, commencing at the time of the first Firm Order hereunder, and thereafter during the Term and for [***] ([***]) years thereafter, at its own expense, commercial general liability and blanket umbrella liability insurance, with a minimum coverage limitation of U.S.$[***] per occurrence and U.S.$[***] annual aggregate, and products liability and products completed operations insurance with a minimum coverage limitation of U.S.$[***] per occurrence and U.S.$[***] annual aggregate.  Each Party shall submit to the other Party, from an insurer with an A.M. Best rating of A- or better or otherwise acceptable to the other Party, a certificate of insurance evidencing that the required insurance is in force and effect.  Such certificate shall provide that not less than [***] ([***]) days’ advance notice, in writing, shall be given to the other Party of any cancellation, termination or material alteration of such insurance coverages.  Such insurance shall name the other Party as an additional insured.  In addition, ARIAD’s insurers shall waive all rights of subrogation against MERCK and its subsidiaries, Affiliates, officers, directors and employees solely with respect to Claims by a purchaser or user of a Medical Device manufactured or sold by an ARIAD Medical Device Collaborator other than any Claim or Loss based on the failure of API provided by MERCK hereunder to meet the warranties set forth in Section 6.2, or any Claim or Loss that results from a breach of this Agreement by, or the gross negligence or willful misconduct of, MERCK.  Notwithstanding the foregoing, (i) MERCK may elect to self-insure with respect to such insurance requirements as part of a comprehensive self-insurance program adopted by MERCK and (ii) ARIAD or any permitted assignee of ARIAD may elect to self-insure with respect to such insurance requirements as part of comprehensive self-insurance program adopted by ARIAD or such assignee, provided that either (a) ARIAD or such assignee has annual revenues of at least [***] dollars ($[***]) and has a debt rating by Standard and Poor’s of [***] (or an equivalent rating by Moody’s or an equivalent rating service) or (b) in the case of an assignee,  if such assignee does not have a debt rating as described in clause (a), with the consent of MERCK, not to be unreasonably withheld.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

13.5. Force Majeure.  (a) Neither Party shall be liable for the failure or delay in performing any obligation under this Agreement (except for the payment of money) affecting MERCK, ARIAD, its Affiliates or any Approved Manufacturers, nor shall any Party have the right to terminate this Agreement or exercise its rights under Section 2.6 if and to the extent such failure or delay is due to any of the following causes beyond the reasonable control of the other Party (a) acts of God; (b) unusually severe weather, fire or explosion; (c) war, invasion, riot or other civil unrest; (d) governmental laws, orders, restrictions, actions, embargoes or blockades (other than actions taken as a result of a breach of this Agreement by the affected Party); (e) action by any Regulatory Authority (other than actions taken as a result of a breach of this Agreement by the affected Party); (f) national or regional emergency; (g) strikes, lockouts, labor trouble or other industrial disturbances; (h) shortage of adequate fuel, power or transportation facilities; or (i) any other event which is beyond the reasonable control of the affected Party; provided that the Party affected shall promptly notify the other of the Force Majeure condition and shall exert all reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as reasonably possible.

(b)           During the duration of any Force Majeure affecting it, ARIAD shall allocate Materials and/or resources required for the Manufacture of API and Clinical Product in the manner set forth in Section 4.7 and MERCK shall allocate Materials and/or resources required for the Manufacture of Clinical Product and Marketed Product in the manner set forth in Section 3.7.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

13.6. Delegation. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated (other than to an Approved Manufacturer) or otherwise transferred, in whole or part, by either Party without the prior written consent of the other party, such consent not to be unreasonably withheld, except that either party may, without the Party's consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate of the assigning party or to a Third Party to which such Party assigns the Collaboration Agreement in accordance with the terms thereof.  Each Party agrees that, in the event of any such assignment of the Collaboration Agreement, it will assign this Agreement to the assignee of the Collaboration Agreement and require such assignee to accept such assignment and agree to be bound by the terms hereof.  The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the Parties.

13.7. Termination of Section 3.6.3 of the Collaboration Agreement.  Section 3.6.3 of the Collaboration Agreement is hereby terminated with respect to Clinical Product.  Supply of Clinical Product shall be governed by this Agreement and not by Section 3.6.3 of the Collaboration Agreement.  For clarity, Section 3.6.3 of the Collaboration Agreement shall continue to apply to the supply of forms of product in use in Clinical Trials other than Clinical Product.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

MERCK & CO., INC. By: /s/ Willie A. Deese Name:__Willie A. Deese___________________ Title:__President, Merck Manufacturing Division	ARIAD PHARMACEUTICALS, INC. By: /s/ Harvey J. Berger, M.D. Name: Harvey J. Berger, M.D. Title: Chairman and Chief Executive Officer
MERCK AND COMPANY INCORPORATED By: /s/ Willie A. Deese Name:__Willie A. Deese___________________ Title:__President, Merck Manufacturing Division	ARIAD GENE THERAPEUTICS, INC. By: /s/ Harvey J. Berger, M.D. Name: Harvey J. Berger, M.D. Title: Chairman and Chief Executive Officer

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

SCHEDULE 2.9

I.      Section 2.4 of the Collaboration Agreement is as follows:

2.4	Joint Manufacturing Committee.

(a) Establishment.  ARIAD and MERCK hereby establish the Joint Manufacturing Committee, which shall report to the JSC.  The JMC shall have and perform the responsibilities set forth in the Supply Agreement.  Unless otherwise agreed by the Parties, the term for the JMC shall commence at such time as the JSC determines and shall continue as long as the Supply Agreement remains in effect.

(b) Membership.  Each of ARIAD and MERCK shall designate in writing an equal (not less than two (2)) number of representatives to the JMC.  Unless otherwise agreed by the Parties, one representative of each Party shall be designated as Co-Chairs of the JMC.  Each Party shall have the right at any time to substitute individuals, on a permanent or temporary basis, for any of its previously designated representatives to the JMC by giving written notice to the other Party.

(c) Meetings.

(i) Schedule of Meetings; Agenda.  The JMC shall establish a schedule of times for regular meetings, taking into account, without limitation, the planning needs for the Manufacture of Products and the responsibilities of the JMC.  Special meetings of the JMC may be convened by any member upon not less than thirty (30) days (or, if such meeting is proposed to be conducted by teleconference, upon not less than ten (10) days) written notice to the other members; provided that (i) notice of any such special meeting may be waived at any time, either before or after such meeting and (ii) attendance of any member at a special meeting shall constitute a valid waiver of notice from such member.  In no event shall the JMC meet less frequently than quarterly.  Regular and special meetings of the JMC may be held in person or by teleconference or videoconference; provided that meetings held in person shall alternate between the respective offices of the Parties in Cambridge, Massachusetts and Whitehouse Station, New Jersey or at other locations mutually agreeable to the JMC members.  The Co-Chairs shall alternate the responsibility for preparing and circulating to each JMC member an agenda for each JMC meeting not later than one (1) week prior to such meeting.

(ii) Quorum; Voting; Decisions.  At each JMC meeting, (i) the presence in person of at least one (1) member designated by each Party shall constitute a quorum and (ii) each member who is present shall have one vote on all matters before the JMC at such meeting.  All decisions of the JMC, shall be made by majority vote; provided, that, any member designated by a Party shall have the right to cast the votes of any of such Party’s members on the JMC who are absent from the meeting.  Alternatively, the JMC may act by written consent signed by at least one (1) member designated by each Party.  Whenever any action by the JMC is called for hereunder during a time period in which the JMC is not scheduled to meet, either Co-Chair shall cause the JMC to take the action in the requested time period by calling a special meeting or by circulating a written consent.  Representatives of each Party or of its Affiliates who are not members of the JMC may attend JMC meetings as non-voting observers.  In the event that the JMC is unable to resolve any matter before it, such matter shall be resolved in accordance with Section 2.4.5.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.
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(iii) Minutes.  The JMC shall keep minutes of its meetings that record all decisions and all actions recommended or taken in reasonable detail.  Drafts of the minutes shall be prepared and circulated to the members of the JMC within a reasonable time after the meeting, not to exceed thirty (30) business days, and the Parties shall alternate responsibility for the preparation and circulation of draft minutes.  Each member of the JMC shall have the opportunity to provide comments on the draft minutes.  Draft minutes shall be approved, disapproved and revised as necessary at the next JMC meeting.  Upon approval, final minutes of each meeting shall be circulated to the members of the JMC by the Co-Chair with responsibility for preparing such minutes.

(iv) Expenses.  ARIAD and MERCK shall each bear all expenses of their respective JMC representatives related to their participation on the JMC and attendance at JMC meetings.

(d) Responsibilities.  The JMC shall be responsible for overseeing the Manufacture of Products.  Without limiting the generality of the foregoing, the JMC shall have the following responsibilities, which responsibilities shall be subject to revisions set forth in the Supply Agreement:

(i) providing input relating to the Specifications for Product to the JDC or JCC;
(ii) reviewing issues relating to quality standards for Product;
(iii) reviewing issues relating to, and monitoring the progress of, Manufacturing Development of Product and providing a forum for consensual decision making with respect to Manufacturing of Product;
(iv) reviewing issues relating to supply (e.g., quantity forecast of Product, shortage, and regulatory information regarding Product) of Product by ARIAD to MERCK;
(v) providing CMC input to the JCC with respect to Product.

(e) Dispute Resolution.  The JMC members shall use reasonable efforts to reach agreement on any and all matters.  In the event that, despite such reasonable efforts, agreement on a particular matter cannot be reached by the JMC within ten (10) days after the JMC first meets to consider such matter, then the matter shall be referred to the JSC for resolution pursuant to Section 2.1.5.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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II.           Additional Responsibilities given to JMC by this Supply Agreement:

1.           Provide input to the JDC and the JCC on the form of Clinical Product, the determination of Standard Delivered Form, timing and procedures for design of labels for Marketed Product, modifications to the Standard Delivered Form and the Specifications pursuant to Sections 2.4, 2.5, 3.1, 3.2, 4.1 and 4.2.

2.           Determination of [***] Delivery Failure and determination of Approved Solutions pursuant to Section 2.6.

3.           Review and confer with Manufacturing Parties with respect to Manufacturing yields pursuant to Section 2.11.

4.           Provide input to the JCC on allocation of resources and Materials in the event of shortage pursuant to Sections 3.7 and 4.7.

5.           Determine studies to extend shelf life and re-test date pursuant to Sections 3.8 and 4.8.

6.           Provide input to the JMC on amount of Safety Stock pursuant to Sections 3.5 and 4.5.

7.           Approve Manufacturing changes pursuant to Sections 8.1(c) and 8.2.(c).

8.           Discuss plans to improve stability pursuant to Sections 8.1(i) and 8.2(i).

9.           Review need for compliance with proposed additional regulatory requirements pursuant to Section 8.3.

10.           Determination of need for Regulatory Approval of Registered Technical parameter changes pursuant to Section 8.4.

Confidential Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

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